                                                                  EXECUTION COPY


                                                                       [364 Day]



                                  $200,000,000


                                CREDIT AGREEMENT


                          Dated as of October 24, 1996


                                     among

                             TORCHMARK CORPORATION,

                                  THE LENDERS

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Agent

                               TABLE OF CONTENTS

                                                                                                Page
ARTICLE I     DEFINITIONS......................................................................    1

ARTICLE II    THE FACILITY.....................................................................   12
      2.1.    The Facility.....................................................................   12
              2.1.1.  Description of Facility..................................................   12
              2.1.2.  Facility Amount..........................................................   12
              2.1.3.  Availability of Facility.................................................   12
      2.2.    Ratable Advances.................................................................   13
              2.2.1.  Ratable Advances.........................................................   13
              2.2.2.  Ratable Advance Rate Options.............................................   13
              2.2.3.  Method of Selecting Types and Interest Periods for Ratable Advances......   13
              2.2.4.  Conversion and Continuation of Outstanding Ratable Advances..............   13
      2.3.    Competitive Bid Advances.........................................................   14
              2.3.1.  Competitive Bid Option...................................................   14
              2.3.2.  Competitive Bid Quote Request............................................   14
              2.3.3.  Invitation for Competitive Bid Quotes....................................   15
              2.3.4.  Submission and Contents of Competitive Bid Quotes........................   15
              2.3.5.  Notice to Borrower.......................................................   16
              2.3.6.  Acceptance and Notice by Borrower........................................   17
              2.3.7.  Allocation by Agent......................................................   17
      2.4.    Availability of Funds............................................................   17
      2.5.    Facility Fee; Reductions in Aggregate Commitment.................................   17
      2.6.    Minimum Amount of Each Advance...................................................   18
      2.7.    Optional Principal Payments......................................................   18
      2.8.    Changes in Interest Rate, etc....................................................   18
      2.9.    Rates Applicable After Default...................................................   18
      2.10.   Method of Payment................................................................   18
      2.11.   Notes; Telephonic Notices........................................................   19
      2.12.   Interest Payment Dates; Interest and Fee Basis...................................   19
      2.13.   Notification of Advances, Interest Rates, Prepayments and Commitment Reductions..   19
      2.14.   Lending Installations............................................................   20
      2.15.   Non-Receipt of Funds by the Agent................................................   20
      2.16.   Withholding Tax Exemption........................................................   20
      2.17.   Extension of Termination Date....................................................   20

ARTICLE III   CHANGE IN CIRCUMSTANCES..........................................................   21
      3.1.    Yield Protection.................................................................   21
      3.2.    Changes in Capital Adequacy Regulations..........................................   22
      3.3.    Availability of Types of Advances................................................   22
      3.4.    Funding Indemnification..........................................................   22


                                      (i)

      3.5.     Lender Statements; Survival of Indemnity........................................   22
      3.6.     Right to Substitute Lender......................................................   23

ARTICLE IV     CONDITIONS PRECEDENT............................................................   23
      4.1.     Initial Advance.................................................................   23
      4.2.     Each Advance....................................................................   24

ARTICLE V      REPRESENTATIONS AND WARRANTIES..................................................   24
      5.1.     Corporate Existence and Standing................................................   24
      5.2.     Authorization and Validity......................................................   25
      5.3.     No Conflict; Government Consent.................................................   25
      5.4.     Financial Statements............................................................   25
      5.5.     Material Adverse Change.........................................................   25
      5.6.     Taxes...........................................................................   25
      5.7.     Litigation and Contingent Obligations...........................................   26
      5.8.     Subsidiaries....................................................................   26
      5.9.     ERISA...........................................................................   26
      5.10.    Accuracy of Information.........................................................   26
      5.11.    Regulation U....................................................................   26
      5.12.    Material Agreements.............................................................   26
      5.13.    Compliance With Laws............................................................   27
      5.14.    Ownership of Properties.........................................................   27
      5.15.    Investment Company Act..........................................................   27
      5.16.    Public Utility Holding Company Act..............................................   27
      5.17.    Insurance Licenses..............................................................   27

ARTICLE VI     COVENANTS.......................................................................   27
      6.1.     Financial Reporting.............................................................   28
      6.2.     Use of Proceeds.................................................................   29
      6.3.     Certain Notices.................................................................   29
      6.4.     Conduct of Business.............................................................   30
      6.5.     Taxes...........................................................................   30
      6.6.     Insurance.......................................................................   30
      6.7.     Compliance with Laws............................................................   30
      6.8.     Maintenance of Properties.......................................................   30
      6.9.     Inspection......................................................................   30
      6.10.    Merger..........................................................................   31
      6.11.    Sale of Assets..................................................................   31
      6.12.    Sale and Leaseback..............................................................   31
      6.13.    Investments and Acquisitions....................................................   31
      6.14.    Liens...........................................................................   31
      6.15.    Consolidated Net Worth..........................................................   31
      6.16.    Ratio of Consolidated Indebtedness to Consolidated Capitalization...............   31
      6.17.    Ratio of Consolidated Adjusted Net Income to Consolidated Interest Expense......   31
      6.18.    Affiliates......................................................................   31



                                      (ii)

ARTICLE VII    DEFAULTS........................................................................   32

ARTICLE VIII   ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES..................................   34
      8.1.     Acceleration....................................................................   34
      8.2.     Amendments......................................................................   34
      8.3.     Preservation of Rights..........................................................   35

ARTICLE IX     GENERAL PROVISIONS..............................................................   35
      9.1.     Survival of Representations.....................................................   35
      9.2.     Governmental Regulation.........................................................   35
      9.3.     Taxes...........................................................................   35
      9.4.     Headings........................................................................   35
      9.5.     Entire Agreement................................................................   35
      9.6.     Several Obligations; Benefits of this Agreement.................................   35
      9.7.     Expenses; Indemnification.......................................................   36
      9.8.     Numbers of Documents............................................................   36
      9.9.     Accounting......................................................................   36
      9.10.    Severability of Provisions......................................................   36
      9.11.    Nonliability of Lenders.........................................................   36
      9.12.    CHOICE OF LAW...................................................................   37
      9.13.    CONSENT TO JURISDICTION.........................................................   37
      9.14.    Confidentiality.................................................................   37
      9.15.    Nonreliance.....................................................................   37
      9.16.    WAIVER OF JURY TRIAL............................................................   37
      9.17.    Disclosure......................................................................   38

ARTICLE X      THE AGENT.......................................................................   38
      10.1.    Appointment.....................................................................   38
      10.2.    Powers..........................................................................   38
      10.3.    General Immunity................................................................   38
      10.4.    No Responsibility for Loans, Recitals, etc......................................   38
      10.5.    Action on Instructions of Lenders...............................................   38
      10.6.    Employment of Agents and Counsel................................................   39
      10.7.    Reliance on Documents; Counsel..................................................   39
      10.8.    Agent's Reimbursement and Indemnification.......................................   39
      10.9.    Notice of Default...............................................................   39
      10.10.   Rights as a Lender..............................................................   39
      10.11.   Lender Credit Decision..........................................................   40
      10.12.   Successor Agent.................................................................   40
      10.13.   Agent's Fee.....................................................................   40

ARTICLE XI     SETOFF; RATABLE PAYMENTS........................................................   40
      11.1.    Setoff..........................................................................   41
      11.2.    Ratable Payments................................................................   41



                                     (iii)

ARTICLE XII    BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS...............................   41
      12.1.    Successors and Assigns..........................................................   41
      12.2.    Participations..................................................................   41
               12.2.1.  Permitted Participants; Effect.........................................   41
               12.2.2.  Voting Rights..........................................................   42
               12.2.3.  Benefit of Setoff......................................................   42
      12.3.    Assignments.....................................................................   42
               12.3.1.  Permitted Assignments..................................................   42
               12.3.2.  Effect; Effective Date.................................................   42
      12.4.    Dissemination of Information....................................................   43
      12.5.    Tax Treatment...................................................................   43

ARTICLE XIII   NOTICES.........................................................................   43
      13.1.    Giving Notice...................................................................   43
      13.2.    Change of Address...............................................................   43

ARTICLE XIV    COUNTERPARTS....................................................................   43

                                      (iv)

Exhibit "A" - Note (Ratable Loan)

Exhibit "B" - Note (Competitive Bid Loan)

Exhibit "C" - Competitive Bid Quote Request

Exhibit "D" - Invitation for Competitive Bid Quotes

Exhibit "E" - Competitive Bid Quote

Exhibit "F" - Opinion

Exhibit "G" - Compliance Certificate

        Schedule I  to Compliance Certificate

Exhibit "H" - Assignment Agreement

        Exhibit "I" - to Assignment Agreement
                               (Notice of Assignment)

        Exhibit "II" - to Assignment Agreement (Consent and Release of the
               Borrower and Agent)

Exhibit "I" - Transfer Instructions

Schedule "1" - Significant Subsidiaries

Schedule "2" - Insurance Licenses

Schedule "3" - Pricing Grid

                                      (v)

                               CREDIT AGREEMENT


     This Agreement, dated as of October 24, 1996, is among Torchmark Corporation, the Lenders and The First National Bank of Chicago, as Agent. The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     As used in this Agreement:

     "Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower.

     "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

     "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.3.

     "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance, a period of not less than 30 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

     "Absolute Rate Loan" means a Loan which bears interest at the Absolute
Rate.

     "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

     "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower on the same Borrowing Date, of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, when applicable, for the same Interest Period and includes a Competitive Bid Advance.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Agent" means The First National Bank of Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

     "Agent Balance Transaction" means one or more receivables sales transactions with respect to receivables arising out of advances made by AIL to insurance agents in connection with life insurance policies underwritten by AIL.

     "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof.

     "Agreement" means this credit agreement, as it may be amended, modified or restated and in effect from time to time.

     "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the financial statements referred to in Section 5.4.

     "AIL" means American Income Life Insurance Company, an Indiana insurance company.

     "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Corporate Base Rate for such day and (ii) the sum of Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Annual Statement" means the annual statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary's jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements recommended by the NAIC to be used for filing annual statutory financial statements and shall contain the type of information recommended by the NAIC to be disclosed therein, together with all exhibits or schedules filed therewith.

     "Applicable Eurodollar Margin" means, at any time, the percentage determined in accordance with the Pricing Grid at such time. The Applicable Eurodollar Margin shall change as and when the Borrower Debt Rating changes. The initial Applicable Eurodollar Margin shall be .165%.

     "Applicable Facility Fee Percentage" means, at any time, the percentage determined in accordance with the Pricing Grid at such time. The Applicable Facility Fee Percentage shall change as and when the Borrower Debt Rating changes. The initial Applicable Facility Fee Percentage shall be .06%.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Authorized Officer" means any of the Chairman, Vice Chairman, President, Chief Financial Officer, Chief Accounting Officer, Treasurer, any Vice President or any Assistant Treasurer of the Borrower, acting singly.

     "Borrower" means Torchmark Corporation, a Delaware corporation, and its successors and assigns.

     "Borrower Debt Rating" means the senior unsecured long term debt (without credit enhancement) rating of the Borrower as determined by a rating agency identified on the Pricing Grid.

     "Borrowing Date" means a date on which an Advance is made hereunder.

     "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities.

     "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines for banks or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender.

     "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower.

     "Closing Date" means October 24, 1996.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

     "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

     "Competitive Bid Borrowing Notice" is defined in Section 2.3.6.

     "Competitive Bid Loan" means a Eurodollar Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

     "Competitive Bid Margin" means the margin above or below the applicable Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

     "Competitive Bid Note" means a promissory note in substantially the form of Exhibit "B" hereto, with appropriate insertions, duly executed and delivered to the Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

     "Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of Exhibit "E" hereto completed and delivered by a Lender to the Agent in accordance with Section 2.3.4.

     "Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of Exhibit "C" hereto completed and delivered by the Borrower to the Agent in accordance with Section 2.3.2.

     "Condemnation" is defined in Section 7.8.

     "Consolidated Adjusted Net Income" means, for any period of calculation, Consolidated Net Income plus (to the extent deducted in determining Consolidated Net Income) (i) the provision for taxes in respect of, or measured by, income or excess profits and (ii) Consolidated Interest Expense, in each case calculated for such period for the Borrower and its Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles.

     "Consolidated Capitalization" means, at any date of determination, the sum of (i) Consolidated Net Worth as at such date plus (ii) Consolidated Indebtedness as at such date.

     "Consolidated Indebtedness" means the Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with Agreement Accounting Principles.

     "Consolidated Interest Expense" means, for any period of calculation, interest expense, whether paid or accrued, of the Borrower and its Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles.

     "Consolidated Net Income" means, for any period of calculation, the net income of the Borrower and the Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles consistently applied.

     "Consolidated Net Worth" means, at any date of determination, the amount of consolidated common and preferred shareholders' equity of the Borrower and its Subsidiaries (including, without limitation, the Series A Preferred Securities), determined as at such date in accordance with Agreement Accounting Principles;

provided, however, that the effect of the application of FAS 115 shall be
--------  -------
excluded when computing Consolidated Net Worth.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a Letter of Credit, but excluding (i) the endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the Payment and Guarantee Agreement and (iii) obligations arising in connection with the Agent Balance Transaction.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Conversion/Continuation Notice" is defined in Section 2.2.4.

     "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes. The Corporate Base Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. First Chicago may make commercial loans or other loans at rates of interest at, above or below the Corporate Base Rate.

     "Default" means an event described in Article VII.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

     "Eurodollar Advance" means a Eurodollar Bid Rate Advance or a Eurodollar Ratable Advance, or both, as the case may be.

     "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting forth Eurodollar Bid Rates pursuant to Section 2.3.

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the rate determined by the Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Ratable Loan (or in the case of a Eurodollar Bid Rate

Advance, in an amount comparable to the amount of such Advance) and having a maturity approximately equal to such Eurodollar Interest Period.

     "Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan made by a given Lender for the relevant Eurodollar Interest Period, the sum of
(i) the Eurodollar Base Rate and (ii) the Competitive Bid Margin offered by such Lender and accepted by the Borrower.

     "Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurodollar Bid Rate.

     "Eurodollar Bid Rate Loan" means a Loan which bears interest at the Eurodollar Bid Rate.

     "Eurodollar Interest Period" means, with respect to a Eurodollar Ratable Advance or a Eurodollar Bid Rate Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

     "Eurodollar Loan" means a Eurodollar Ratable Loan or Eurodollar Bid Rate Loan, or both, as the case may be.

     "Eurodollar Ratable Advance" means an Advance which bears interest at a Eurodollar Rate requested by the Borrower pursuant to Section 2.2.3.

     "Eurodollar Ratable Loan" means a Loan which bears interest at a Eurodollar Rate requested by the Borrower pursuant to Section 2.2.3.

     "Eurodollar Rate" means, with respect to a Eurodollar Ratable Advance for the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Eurodollar Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Existing Credit Agreements" means (i) that certain 364 Day Credit Agreement dated as of December 6, 1994 among the Borrower, First Chicago, as agent, and the lenders party thereto, as amended and (ii) that certain 5 Year Credit Agreement dated as of December 6, 1994 among the Borrower, First Chicago, as agent, and the lenders party thereto.

     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "Financial Statements" is defined in Section 5.4.

     "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

     "Floating Rate Advance" means an Advance which bears interest at the Alternate Base Rate.

     "Floating Rate Loan" means a Ratable Loan which bears interest at the Alternate Base Rate.

     "Governmental Authority" means the federal government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government including, without limitation, any board of insurance, insurance department or insurance commissioner.

     "Indebtedness" of a Person means, without duplication, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (excluding accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade and obligations of Insurance Subsidiaries arising under insurance or annuity products), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or similar instruments, (v) Capitalized Lease Obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, and (vii) Contingent Obligations, but excluding any indebtedness of the Borrower arising under or in connection with the Series A Preferred Securities Loan Agreement.

     "Insurance Subsidiary" means any Subsidiary of the Borrower which is engaged in the life, health or accident insurance business.

     "Interest Period" means a Eurodollar Interest Period or an Absolute Rate Interest Period.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

     "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit "D" hereto, completed and delivered by the Agent to the Lenders in accordance with Section 2.3.3.

     "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

     "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

     "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "License" means any license, certificate of authority, permit or other authorization which is required to be obtained from the Governmental Authority in connection with the operation, ownership or transaction of insurance business.

     "Lien" means any lien (statutory or other), security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement but excluding rights in agent balances which are sold in an Agent Balance Transaction).

     "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances.

     "Loan Documents" means this Agreement, the Notes and the other documents, certificates and agreements contemplated hereby and executed by the Borrower in favor of the Agent or any Lender.

     "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or
(iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

     "Modified Required Lenders" means Lenders in the aggregate having at least 75% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 75% of the aggregate unpaid principal amount of the outstanding Advances.

     "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

     "NAIC" means the National Association of Insurance Commissioners or any successor thereto, or in lieu thereof, any other association, agency or other organization performing advisory, coordination or other like functions among insurance departments, insurance commissions and similar Governmental Authorities of the various states of the United States of America toward the promotion of uniformity in the practices of such Governmental Authorities.

     "Notes" means, collectively, the Competitive Bid Notes and the Ratable Notes; and "Note" means any one of the Notes.

     "Notice of Assignment" is defined in Section 12.3.2.

     "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under the Loan Documents.

     "Participants" is defined in Section 12.2.1.

     "Payment and Guarantee Agreement" means the Payment and Guarantee Agreement dated October 11, 1994, issued by the Borrower for the benefit of the holders of the Series A Preferred Securities, without giving effect to any amendments thereto.

     "Payment Date" means the last day of each March, June, September and December.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Permitted Acquisition" means the Acquisition of any Person which has been approved and recommended by the board of directors (or the functional equivalent thereof) of the Person being acquired.

     "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

     "Pricing Grid" means the pricing grid attached hereto as Schedule "3".

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Purchasers" is defined in Section 12.3.1.

     "Ratable Advance" means a borrowing hereunder consisting of the aggregate amount of the several Ratable Loans made by the Lenders to the Borrower at the same time, of the same Type and for the same Interest Period.

     "Ratable Borrowing Notice" is defined in Section 2.2.3.

     "Ratable Loan" means a Loan made by a Lender pursuant to Section 2.2 hereof.

     "Ratable Note" means a promissory note in substantially the form of Exhibit "A" hereto, duly executed and delivered to the Agent by the Borrower for the account of each Lender and payable to the order of a Lender in the amount of its' Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means Lenders in the aggregate having at least 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding Advances.

     "Reserve Requirement" means, with respect to Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities .

     "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," and any amendments to such regulations adopted prior to the date of this Agreement.

     "SAP" means, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) as of the Closing Date in the jurisdiction of incorporation of such Insurance Subsidiary for the preparation of annual statements and other financial reports by insurance companies of the same type as such Insurance Subsidiary.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Series A Preferred Securities" means the 9.18% Preferred Securities, Series A, issued by Torchmark Capital L.L.C. on October 11, 1994.

     "Series A Preferred Securities Loan Agreement" means the Loan Agreement dated as of October 11, 1994 between the Borrower and Torchmark Capital L.L.C. entered into in connection with the Series A Preferred Securities, as in effect on the date hereof.

     "Significant Insurance Subsidiary" means any Significant Subsidiary which is an Insurance Subsidiary.

     "Significant Subsidiary" of a Person means a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X of the Securities and Exchange Commission (17 CFR Part 210), but excluding Velasco. Unless otherwise expressly provided, all references herein to a "Significant Subsidiary" shall mean a Significant Subsidiary of the Borrower.

     "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

     "Termination Date" means (i) October 23, 1997, as such date may be from time to time extended pursuant to Section 2.17, or (ii) such earlier date on
                                  ------------
which the obligations of the Lenders to make Loans hereunder are terminated pursuant to the terms of this Agreement.

     "Transferee" is defined in Section 12.4.

     "Type" means, with respect to any Advance, its nature as a Floating Rate Advance, Eurodollar Advance or Absolute Rate Advance.

     "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "Velasco" means Velasco Gas Company, Ltd., a Texas limited partnership and Wholly-Owned Subsidiary of the Borrower.

     "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture, limited liability company or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Wholly-Owned Subsidiary" shall mean a Wholly-Owned Subsidiary of the Borrower.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                  THE FACILITY
                                  ------------


 2.1. The Facility.
      ------------

          2.1.1.  Description of Facility.  The Lenders hereby establish in
                  -----------------------
favor of the Borrower a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

          (i) each Lender severally agrees to make Ratable Loans to the Borrower in accordance with Section 2.2 in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment less the amount of such Lender's pro rata (relative to its Commitment amount) share of the outstanding principal amount of all Competitive Bid Advances (regardless of which Lender or Lenders made such Competitive Bid Advances) exclusive of Competitive Bid Advances being repaid substantially contemporaneously with the making of any such Ratable Loans; and

          (ii) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower, and make such Loans, in accordance with
Section 2.3.

          2.1.2.  Facility Amount.  In no event may the aggregate principal
                  ---------------
amount of all outstanding Advances (including both the Ratable Advances and the Competitive Bid Advances) at any time exceed the Aggregate Commitment.

          2.1.3.  Availability of Facility.  Subject to the terms hereof, such
                  ------------------------
facility is available from the date hereof to the Termination Date. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Advances at any time prior to the Termination Date. Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Termination Date.

2.2.  Ratable Advances.
      ----------------

          2.2.1.  Ratable Advances.  Each Ratable Advance hereunder shall
                  ----------------
consist of borrowings made from the several Lenders ratably in proportion to the amounts of their respective Commitments. The Borrower's obligation to pay the principal of, and interest on, the Ratable Advances shall be evidenced by the Ratable Notes. Although the Ratable Notes shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Ratable Note shall be equal to the applicable Lender's Commitment, each Ratable Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Ratable Loans at the time evidenced thereby.

          2.2.2.  Ratable Advance Rate Options.  The Ratable Advances may be
                  ----------------------------
Floating Rate Advances or Eurodollar Ratable Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.2.3 or 2.2.4. No Ratable Advance may mature after, or have an Interest Period which extends beyond, the Termination Date.

          2.2.3.  Method of Selecting Types and Interest Periods for Ratable
                  ----------------------------------------------------------
Advances.  The Borrower shall select the Type of each Ratable Advance and, in
--------
the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable to such Ratable Advance from time to time; provided, however, that
                                                      --------  -------
for a period of at least three Business Days after the initial Advances the Borrower shall maintain all Ratable Advances as Floating Rate Advances. The Borrower shall give the Agent irrevocable notice (a "Ratable Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Ratable Advance. Notwithstanding the foregoing, a Ratable Borrowing Notice for a Floating Rate Advance may be given not later than 15 minutes after the time which the Borrower is required to reject one or more bids offered in connection with an Absolute Rate Auction pursuant to Section 2.3.6 and a Ratable Borrowing Notice for a Eurodollar Ratable Advance may be given not later than 15 minutes after the time the Borrower is required to reject one or more bids offered in connection with a Eurodollar Auction pursuant to Section 2.3.6. A Ratable Borrowing Notice shall specify:

          (i) the Borrowing Date, which shall be a Business Day, of such Ratable Advance;

          (ii) the aggregate amount of such Ratable Advance, which, when added to all outstanding Ratable Advances and Competitive Bid Advances and after giving effect to the repayment of any such outstanding Advances out of the proceeds of the requested Ratable Advance, shall not exceed the Aggregate Commitment;

          (iii) the Type of Advance selected; and

          (iv) in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable thereto (which may not end after the Termination
Date).

          2.2.4.  Conversion and Continuation of Outstanding Ratable Advances.
                  -----------------------------------------------------------
Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Ratable Advances. Each Eurodollar Ratable Advance shall continue as a Eurodollar Ratable Advance until the end of the then applicable Eurodollar Interest Period therefor, at which time such Eurodollar Ratable Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Eurodollar Interest Period, such Eurodollar Ratable Advance continue as a Eurodollar Ratable Advance for the same or another Eurodollar Interest Period. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Ratable Advance of any Type into any other Type or Types of Ratable Advances; provided that any conversion of any Eurodollar Ratable Advance shall be made on, and only on, the last day of the Eurodollar Interest Period applicable thereto. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Ratable Advance or continuation of a Eurodollar Ratable Advance not later than 10:00 a.m. (Chicago time) at least three Business Days, in the case of a conversion into or continuation of a Eurodollar Ratable Advance, prior to the date of the requested conversion or continuation, specifying:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation;

         (ii) the aggregate amount and Type of Ratable Advance which is to be converted or continued; and

         (iii) the amount and Type(s) of Ratable Advance(s) into which such Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of an Eurodollar Ratable Advance, the duration of the Eurodollar Interest Period applicable thereto.

2.3.  Competitive Bid Advances.
      ------------------------

          2.3.1.  Competitive Bid Option.  In addition to Ratable Advances
                  ----------------------
pursuant to Section 2.2, but subject to the terms and conditions of this Agreement (including, without limitation, the limitation set forth in Section
2.1.2 as to the maximum aggregate principal amount of all outstanding Advances hereunder), the Borrower may, as set forth in this Section 2.3, request the Lenders, prior to the Termination Date, to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.3. The Borrower's obligation to pay the principal of, and interest on, the Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Although the Competitive Bid Notes shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding.

          2.3.2.  Competitive Bid Quote Request.  When the Borrower wishes to
                  -----------------------------
request offers to make Competitive Bid Loans under this Section 2.3, it shall transmit to the Agent by telex or telecopy a Competitive Bid Quote Request substantially in the form of Exhibit "C" hereto so as to be received no later than (i) 10:00 a.m. (Chicago time) at least four Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction or (ii) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction specifying:

          (i) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

          (ii) the aggregate principal amount of such Competitive Bid Advance;

          (iii) whether the Competitive Bid Quotes requested are to set forth a Eurodollar Bid Rate, an Absolute Rate, or both; and

          (iv) the Interest Period applicable thereto (which may not end after the Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within 5 Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit "C" hereto shall be rejected, and the Agent shall promptly notify the Borrower of such rejection by telex or telecopy.

          2.3.3.  Invitation for Competitive Bid Quotes.  Promptly and in any
                  -------------------------------------
event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to Section 2.3.2, the Agent shall send to each of the Lenders by telex or telecopy an Invitation for Competitive Bid Quotes substantially in the form of Exhibit "D" hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.3.

          2.3.4.  Submission and Contents of Competitive Bid Quotes.
                  -------------------------------------------------

          (i) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.3.4 and must be submitted to the Agent by telex or telecopy at its offices specified in or pursuant to Article XIII not later than (a) 9:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (b) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Agent may agree);

provided that Competitive Bid Quotes submitted by First Chicago may only be
--------
submitted if the Agent or First Chicago notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to Articles IV and VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

          (ii) Each Competitive Bid Quote shall be in substantially the form of Exhibit "E" hereto and shall in any case specify:

          (a) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

          (b) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Commitment of the quoting Lender, (2) must be at least $10,000,000 and an integral multiple of $1,000,000, and (3) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

          (c) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan;

          (d) the minimum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

          (e) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan; and

          (f) the identity of the quoting Lender.

      (iii) The Agent shall reject any Competitive Bid Quote that:

          (a) is not substantially in the form of Exhibit "E" hereto or does not specify all of the information required by Section 2.3.4(ii);

          (b) contains qualifying, conditional or similar language, other than any such language contained in Exhibit "E" hereto;

          (c) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

          (d) arrives after the time set forth in Section 2.3.4(i).

If any Competitive Bid Quote shall be rejected pursuant to this Section 2.3.4(iii), then the Agent shall notify the relevant Lender of such rejection promptly.

          2.3.5.  Notice to Borrower.  The Agent shall promptly notify the
                  ------------------
Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.3.4 and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Eurodollar Bid Rates or Absolute Rates, as the case may be, so offered.

          2.3.6.  Acceptance and Notice by Borrower.  Not later than (i) 10:00
                  ---------------------------------
a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Agent may agree), the Borrower shall notify the Agent of its acceptance or rejection of the offers so notified to it pursuant to
Section 2.3.5; provided, however, that the failure by the Borrower to give such
               --------  -------
notice to the Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.3.4(ii)(d)); provided that:
                                                     --------

          (i) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

          (ii) acceptance of offers may only be made on the basis of ascending Eurodollar Bid Rates or Absolute Rates, as the case may be, and

          (iii)  the Borrower may not accept any offer that is described in
Section 2.3.4(iii) or that otherwise fails to comply with the requirements of this Agreement.

          2.3.7.  Allocation by Agent.  If offers are made by two or more
                  -------------------
Lenders with the same Eurodollar Bid Rates or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; provided, however,
                                                             --------  -------
that no Lender shall be allocated a portion of any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

      2.4.  Availability of Funds.  Not later than noon (Chicago time) on each
            ---------------------
Borrowing Date, each Lender (or in the case of a Competitive Bid Advance, each Lender making a portion of such Advance) shall make available its Loan or Loans, in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIII. The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

      2.5.         Facility Fee; Reductions in Aggregate Commitment.  The
                   ------------------------------------------------
Borrower agrees to pay to the Agent for the ratable account of each Lender a facility fee equal to the Applicable Facility Fee Percentage times such Lender's Commitment from the date hereof to and including the Termination Date applicable to such Lender, payable in arrears on each Payment Date hereafter and on the Termination Date. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $25,000,000, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued facility fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

      2.6.  Minimum Amount of Each Advance.  Each Advance shall be in the
            ------------------------------
minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment.

      2.7.  Optional Principal Payments.  The Borrower may from time to time
            ---------------------------
pay, without penalty or premium, all outstanding Advances, or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Advances upon two Business Days' prior notice to the Agent. Any prepayment of a Eurodollar Advance or Absolute Rate Advance prior to the last day of the applicable Eurodollar Interest Period shall be subject to the indemnity provisions of Section 3.4.

      2.8.  Changes in Interest Rate, etc.  Each Floating Rate Advance shall
            ------------------------------
bear interest at the Alternate Base Rate from and including the date such Advance is made or is converted from a Ratable Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.2.4 to but excluding the date it becomes due or is converted into a Eurodollar Ratable Advance pursuant to
Section 2.2.4 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance and Absolute Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Eurodollar Interest Period at the interest rate determined as applicable to such Eurodollar Advance or Absolute Rate Advance. No Interest Period may end after the Termination Date.

      2.9.  Rates Applicable After Default.  Notwithstanding anything to the
            ------------------------------
contrary contained in Section 2.2.3 or 2.2.4, no Advance may be made as, converted into or continued as a Eurodollar Ratable Advance (except with the consent of the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default, the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of
Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance and Absolute Rate Advance shall bear interest for the remainder of the applicable Interest Period at the Eurodollar Rate or Absolute Rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Alternate Base Rate plus 2% per annum.

      2.10.  Method of Payment.  All payments of the Obligations hereunder shall
             -----------------
be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by 12:00 noon (local time) on the date when due and shall be applied ratably by the Agent (i) first, ratably among the Lenders with respect to any principal and interest due in connection with Ratable Advances, (ii) second, after all amounts described in clause (i) have been satisfied, ratably among those Lenders for whom any payment of principal and interest is due in connection with any Competitive Bid Advances and (iii) third, after all amounts described in clauses (i) and (ii) have been satisfied, ratably to any other Obligations then due. Each payment delivered to the

Agent for the account of any Lender shall be delivered by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. If such payment is received by the Agent by 1:00 p.m. (Chicago time) such delivery to the Lenders shall be made on the same day and if received thereafter shall be made on the next succeeding Business Day. The Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder.

      2.11.  Notes; Telephonic Notices.  Each Lender is hereby authorized to
             -------------------------
record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that neither the failure to so record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances, submit Competitive Bid Quotes and to transfer funds based on telephonic notices made by any one of the Chairman, Vice Chairman, Treasurer, the Chief Accounting Officer, any Vice-President or any Assistant Treasurer of the Borrower or any person who identifies himself or herself to be any such officer; provided that, without written notice from the Borrower, no proceeds of any Advance shall be transferred based upon telephonic notice to any bank account other than a bank account maintained by the Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

      2.12.  Interest Payment Dates; Interest and Fee Basis.  Interest accrued
             ----------------------------------------------
on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which such Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Ratable Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance or Absolute Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance or Absolute Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and facility fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (local time) at the place of payment.
If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

      2.13.  Notification of Advances, Interest Rates, Prepayments and
             ---------------------------------------------------------
Commitment Reductions. Promptly after receipt thereof, the Agent will notify
---------------------
each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, Invitation for Competitive Quotes and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

      2.14.  Lending Installations.  Each Lender may book its Loans at any
             ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

      2.15.  Non-Receipt of Funds by the Agent.  Unless the Borrower or a
             ---------------------------------
Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.
If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

      2.16.  Withholding Tax Exemption. At least five Business Days prior to the
             -------------------------
first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

      2.17.  Extension of Termination Date.  The Borrower may request an
             -----------------------------
extension of the Termination Date by submitting a request for an extension to the Agent (an "Extension Request") no more than 60 days, but no less than 40 days, prior to the then effective Termination Date. Each extension effected pursuant to this Section 2.17 shall commence on the then effective Termination
                 ------------
Date (the "Extension Date").  The

Extension Request must specify the new Termination Date requested by the Borrower, which date shall be no more than 364 days (the "Extension Period") after the Extension Date, including the Extension Date as one of the days in the calculation of the days elapsed. Promptly upon receipt of an Extension Request, the Agent shall notify each Lender of the contents thereof and shall request each Lender to approve the Extension Request. Each Lender approving the Extension Request shall deliver its written consent to the Agent no earlier than 30 days prior to the then effective Termination Date and no later than 30 days after receipt of the Extension Request. Any consent delivered by a Lender prior to such response date may be revoked prior to the Extension Date by the Lender giving written notice of such revocation to the Agent before the Extension Date. If the consent of the Required Lenders is received by the Agent and remains in effect on the Extension Date, the new Termination Date specified in the Extension Request shall become effective on the Extension Date as to such consenting Lenders only (and not as to any Lender which has not consented to such extension) and the Agent shall promptly notify the Borrower and each consenting Lender of the new Termination Date. Notwithstanding anything contained in this Agreement to the contrary, (a) all Obligations owing to the non-extending Lenders shall be due and payable on the Termination Date without giving effect to any requested extension, (b) the Aggregate Commitment as of the commencement of the Extension Period shall be reduced to an amount equal to the sum of the Commitments of the Lenders ultimately granting the Extension Request, and (c) each Lender may, in its sole discretion, grant or deny its consent with respect to any proposed extension of the Termination Date. Any Lender not granting the Extension Request shall, if the Borrower has selected a "Purchaser" (as defined in Section 12.3.1) for such Lender reasonably acceptable to the
               --------------
Agent prior to the Extension Date, promptly assign to such Purchaser its rights and obligations under the Loan Documents in respect of all or that portion of such Lender's Commitment as such Purchaser is willing to accept, all in accordance with Section 12.3.
                ------------


                                  ARTICLE III

                            CHANGE IN CIRCUMSTANCES
                            -----------------------

      3.1.  Yield Protection.  If, after the date hereof, in connection with a
            ----------------
Eurodollar Loan the adoption of or any change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof, or the compliance of any Lender therewith,

          (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes the basis of taxation of payments to any Lender or Lending Installation in respect of its Loans or other amounts due it hereunder, or

          (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

          (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

      3.2.  Changes in Capital Adequacy Regulations.  If a Lender determines the
            ---------------------------------------
amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy).

      3.3.  Availability of Types of Advances.  If any Lender determines that
            ---------------------------------
maintenance of any of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, the Agent shall suspend the availability of the affected Type of Advance and require any Eurodollar Advances to be repaid or converted into a Floating Rate Advance within five days after Borrower's receipt of notice by such Lender; or if the Required Lenders determine that (i) deposits of a type or maturity appropriate to match fund Eurodollar Advances are not available, or (ii) an interest rate applicable to an Eurodollar Advance does not accurately reflect the cost of making a Eurodollar Advance of such Type, then, the Agent shall suspend the availability of Eurodollar Advances with respect to any Eurodollar Advances made after the date of any such determination.

      3.4.  Funding Indemnification.  If any payment of a Eurodollar Advance
            -----------------------
occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance.

      3.5.  Lender Statements; Survival of Indemnity. To the extent reasonably
            ----------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Sections 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1, 3.2 and 3.4 shall survive payment of the Obligations and termination of this Agreement.

      3.6.  Right to Substitute Lender.  Any Lender claiming any additional
            --------------------------
amounts payable pursuant to Section 3.1 or 3.2 materially in excess of those being charged by other Lenders or unable to make a Eurodollar Advance available in accordance with Section 3.3, shall, so long as no Default or Unmatured Default has occurred and is continuing, upon the written request of the Borrower delivered to such Lender and the Agent, assign, pursuant to and in accordance with the provisions of Section 12.3, all of its rights and obligations under this Agreement and under the Loan Documents to another Lender or to a commercial bank, other financial institution, commercial finance company or other business lender selected by the Borrower and reasonably acceptable to the Agent in consideration for (a) the payment by such assignee to such assigning Lender of the principal of, and interest accrued and unpaid to the date of such assignment on, the Notes held by such assigning Lender, (b) the payment by the Borrower to such assigning Lender of any and all other amounts owing to such assigning Lender under any provision of this Agreement accrued and unpaid to the date of such assignment and (c) the Borrower's release of such assigning Lender from any further obligation or liability under this Agreement and the Loan Documents. Notwithstanding anything to the contrary contained in this Section 3.6, in no
                                                           -----------
event shall the replacement of any Lender result in a decrease or reallocation of the aggregate Commitments without the prior written consent of the remaining Lenders.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

      4.1.  Initial Advance.  The Lenders shall not be required to make the
            ---------------
initial Advance hereunder unless the Borrower has furnished to the Agent with sufficient copies for the Lenders:

          (i) Copies of the articles of incorporation of the Borrower, together with all amendments thereto, both certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Agent.

          (ii) Copies, certified by the Secretary or an Assistant Secretary of the Borrower, of its by-laws and Board of Directors' resolutions authorizing the execution of the Loan Documents.

          (iii) An incumbency certificate, executed by the Secretary or an Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

          (iv) A certificate, signed by the Chief Financial Officer or the Treasurer of the Borrower, stating that on the date hereof (a) no Default or Unmatured Default has occurred and is continuing and (b) each of the representations and warranties set forth in Article V of this Agreement is true and correct as of such date.

          (v) A written opinion of the Borrower's counsel, addressed to the Lenders in substantially the form of Exhibit "F" hereto.

          (vi) Notes payable to the order of each of the Lenders.

          (vii) Written money transfer instructions, in substantially the form of Exhibit "I" hereto, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

          (viii) The Existing Credit Agreements shall have been terminated and all amounts owing thereunder shall have been paid (or shall contemporaneously be paid) in full.

          (ix) Such other documents as any Lender or its counsel may have reasonably requested.

      4.2.  Each Advance.  The Lenders shall not be required to make any
            ------------
Advance, unless on the applicable Borrowing Date:

          (i) There exists no Default or Unmatured Default.

          (ii) The representations and warranties contained in Article V (other than Section 5.4 and 5.5) are true and correct as of such Borrowing Date except for changes in the Schedules hereto reflecting transactions permitted by this Agreement.

     Each Ratable Borrowing Notice and Competitive Bid Quote Request with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit "G" hereto as a condition to making an Advance.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower represents and warrants to the Lenders that:

      5.1.  Corporate Existence and Standing.  Each of the Borrower and its
            --------------------------------
Significant Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

      5.2.  Authorization and Validity.  The Borrower has the corporate power
            --------------------------
and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      5.3.  No Conflict; Government Consent.  Neither the execution and delivery
            -------------------------------
by the Borrower of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or the Borrower's or any of its Subsidiaries' articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement, other than such violations, conflicts or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

      5.4.  Financial Statements.  The December 31, 1995 audited consolidated
            --------------------
financial statements of the Borrower and its Subsidiaries and the June 30, 1996 unaudited consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders (the "Financial Statements") were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

      5.5.  Material Adverse Change.  Since December 31, 1995, there has been no
            -----------------------
change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

      5.6.  Taxes.  The Borrower and its Subsidiaries have filed all United
            -----
States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which, in the good faith judgment of the Borrower, adequate reserves have been provided. The United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1989. No tax liens have been filed and no claims against the Borrower or its Subsidiaries are being asserted with respect to any such taxes except claims being contested in good faith and as to which, in the good faith judgment of the Borrower, adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate in the good faith judgment of the Borrower.

      5.7.  Litigation and Contingent Obligations.  There is no litigation,
            -------------------------------------
arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect (after giving effect to reserves which have been provided with respect thereto on the books of the Borrower and its Subsidiaries). As of the date hereof, the Borrower has no material Contingent Obligations not provided for or disclosed in the Financial Statements. Solely for purposes of any reaffirmation of the foregoing representations pursuant to
Section 4.2(ii) in connection with any Loans the proceeds of which are used to repay maturing commercial paper, such representations shall not extend to any proceeding in which a punitive damages judgment has been entered against the Borrower or any Subsidiary, such judgment has been stayed on appeal or the time for appeal from such judgment has not expired and such judgment could not reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under the Loan Documents.

      5.8.  Subsidiaries.  Schedule "1" hereto contains an accurate list of all
            ------------
of the Significant Subsidiaries of the Borrower in existence on the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

      5.9.  ERISA.  The Unfunded Liabilities of all Single Employer Plans do not
            -----
in the aggregate exceed $10,000,000. Each Plan complies in all material respects with all applicable requirements of law and regulations. No Reportable Event has occurred with respect to any Plan and neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, which occurrence or withdrawal could result in a Material Adverse Effect. No steps have been taken to terminate any Plan which has Unfunded Liabilities.

      5.10.  Accuracy of Information.  No information, exhibit or report
             -----------------------
furnished by the Borrower or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact, omitted to state a material fact or omitted to state any fact necessary to make the statements contained therein not misleading in any material respect.

      5.11.  Regulation U.  Margin stock (as defined in Regulation U)
             ------------
constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

      5.12.  Material Agreements.  Neither the Borrower nor any Subsidiary is a
             -------------------
party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Significant Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument evidencing or governing Indebtedness.

      5.13.  Compliance With Laws.  The Borrower and its Subsidiaries have
             --------------------
complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

      5.14.  Ownership of Properties.  Except for Liens permitted by Section
             -----------------------
6.14, on the date of this Agreement, the Borrower and its Subsidiaries have good title to all of the Property and assets reflected in the Financial Statements as owned by it, free of all Liens other than those permitted by this Agreement, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date of such Financial Statements.

      5.15.  Investment Company Act.  Neither the Borrower nor any Subsidiary
             ----------------------
thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      5.16.  Public Utility Holding Company Act.  Neither the Borrower nor any
             ----------------------------------
Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      5.17.  Insurance Licenses.  Schedule "2" attached hereto (as said Schedule
             ------------------
"2" shall be revised or supplemented from time to time to reflect withdrawals or changes in jurisdictions permitted by Section 6.4 or additional jurisdictions set forth in the Annual Statements furnished pursuant to Section 6.1(vii)) lists all of the jurisdictions in which any Significant Insurance Subsidiary holds active Licenses and is authorized to transact insurance business. No such License is the subject of a proceeding for suspension or revocation, there is no sustainable basis for such suspension or revocation, and to the Borrower's best knowledge no such suspension or revocation has been threatened by any Governmental Authority. Schedule "2" also indicates the type or types of insurance in which each such Insurance Subsidiary is permitted to engage with respect to each License therein listed. None of the Insurance Subsidiaries transacts any insurance business, directly or indirectly, in any state other than those enumerated in Schedule "2".


                                   ARTICLE VI

                                   COVENANTS
                                   ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

      6.1.  Financial Reporting.  The Borrower will maintain, for itself and
            -------------------
each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

          (i) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and the Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

          (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and the Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Chief Financial Officer, Chief Accounting Officer or Treasurer.

          (iii) Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit "G" hereto signed by the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Borrower showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

          (iv) Within 330 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

          (v) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the Chief Financial Officer, Chief Accounting Officer, Treasurer or Vice President of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

          (vi) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and
(b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either the case of either (a) or (b) above, could reasonably be expected to have a Material Adverse Effect.

          (vii) Within 75 days after the close of each fiscal year of each Insurance Subsidiary, copies of the Annual Statement of each of the Insurance Subsidiaries, as certified by the president, secretary and treasurer of and the actuary for each such Insurance Subsidiary and prepared on the NAIC annual statement blanks (or such other form as shall be required by the jurisdiction of incorporation of each such Insurance Subsidiary), all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein and to be certified by independent certified public accountants reasonably acceptable to the Agent if so required by any Governmental Authority.

          (viii) Promptly upon the filing thereof, copies of all Forms 10Q, 10K and 8K which the Borrower or any Subsidiary files with the Securities and Exchange Commission and any Form A and any annual update of Form B which any Insurance Subsidiary files with any insurance commission or department or analogous Governmental Authority, and, together with copies of each Form 10K so furnished, a list of such revisions to Schedule "1", if any, as shall be necessary to cause Schedule "1" to accurately set forth all then existing Significant Subsidiaries of the Borrower, their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries.

          (ix) Promptly upon the Borrower's receipt thereof, copies of reports or valuations prepared by any Governmental Authority or actuary in respect of any action or event which has resulted in the reduction by 5% or more in the capital and surplus of any Insurance Subsidiary.

          (x) Promptly and in any event within ten days after learning thereof, notification of any decrease after the Closing Date in the rating given by A.M. Best & Co. in respect of any Insurance Subsidiary.

          (xi) Such other information (including, without limitation, non-financial information) as the Agent or any Lender may from time to time reasonably request.

      6.2.  Use of Proceeds.  The Borrower will, and will cause each Subsidiary
            ---------------
to, use the proceeds of the Advances (i) for general corporate purposes, including, without limitation, the repayment of Indebtedness and (ii) to finance Permitted Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

      6.3.  Certain Notices.  The Borrower will give prompt notice in writing to
            ---------------
the Agent and the Lenders of (i) the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, relating specifically to the Borrower which could reasonably be expected to have a Material Adverse Effect, (ii) the receipt of any notice from any Governmental Authority of the expiration without renewal, revocation or suspension of, or the institution of any proceedings to revoke or suspend, any License now or hereafter held by any Insurance Subsidiary which is required to conduct insurance business in compliance with all applicable laws and regulations, other than such expiration, revocation or suspension which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect,
(iii) the receipt of any notice from any Governmental Authority of the institution of any disciplinary proceedings against or in respect of any Insurance Subsidiary, or the issuance of any order, the taking of any action or any request for an extraordinary audit for cause by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or (iv) any judicial or administrative order limiting or controlling the insurance business of any Insurance Subsidiary (and not the insurance industry generally) which has been issued or adopted and which could reasonably be expected to have a Material Adverse Effect. Any such notice shall state that it is given pursuant to this Section 6.3.

      6.4.  Conduct of Business.  The Borrower will, and will cause each
            -------------------
Significant Subsidiary to, do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The Borrower will cause each Significant Insurance Subsidiary to (i) carry on or otherwise be associated with the business of a licensed insurance carrier and
(ii) do all things necessary to renew, extend and continue in effect all Licenses which may at any time and from time to time be necessary for such Significant Insurance Subsidiary to operate its insurance business in compliance with all applicable laws and regulations; provided, however, that any such
                                          --------  -------
Significant Insurance Subsidiary may withdraw from one or more states as an admitted insurer or change the state of its domicile, if such withdrawal or change is in the best interests of the Borrower and such Significant Insurance Subsidiary and could not reasonably be expected to have a Material Adverse Effect.

      6.5.  Taxes.  The Borrower will, and will cause each Subsidiary to, pay
            -----
when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

      6.6.  Insurance.  The Borrower will, and will cause each Subsidiary to,
            ---------
maintain with financially sound and reputable insurance companies insurance on all or substantially all of its Property, or shall maintain self-insurance, in such amounts and covering such risks as is consistent with sound business practice for Persons in substantially the same industry as the Borrower or such Subsidiary, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

      6.7.  Compliance with Laws.  The Borrower will, and will cause each
            --------------------
Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

      6.8.  Maintenance of Properties.  The Borrower will, and will cause each
            -------------------------
Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to so maintain, preserve, protect and repair could not reasonably be expected to have a Material Adverse Effect.

      6.9.  Inspection.  The Borrower will, and will cause each Subsidiary to,
            ----------
permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers upon reasonable notice and at such reasonable times and intervals as the Lenders may designate.

      6.10.  Merger.  The Borrower will not, nor will it permit any Subsidiary
             ------
to, merge or consolidate with or into any other Person, except that (i) a Subsidiary may merge with the Borrower or a Wholly-Owned Subsidiary and (ii) the Borrower and any Subsidiary may merge or consolidate with or into any other Person provided that the Borrower or such Subsidiary shall be the continuing or surviving corporation and, after giving effect to such merger or consolidation, no Default or Unmatured Default shall exist.

      6.11.  Sale of Assets.  The Borrower will not, nor will it permit any
             --------------
Subsidiary to, lease, sell or otherwise dispose of all or a Substantial Portion of its Property (exclusive of Investments sold in the ordinary course of business) to any other Person(s) in any calendar year.

      6.12.  Sale and Leaseback.  The Borrower will not, nor will it permit any
             ------------------
Subsidiary to, sell or transfer a Substantial Portion of its Property in order to concurrently or subsequently lease as lessee such or similar Property.

      6.13.  Investments and Acquisitions.  The Borrower will not make, and will
             ----------------------------
not permit any Subsidiary to make,  any Acquisitions except Permitted
Acquisitions.

      6.14.  Liens.  The Borrower will not, nor will it permit any Subsidiary
             -----
to, create, incur, or suffer to exist any Lien in, of or on its Property other than Liens securing in the aggregate not more than $100,000,000 of Indebtedness.

      6.15.  Consolidated Net Worth.  The Borrower will maintain at all times
             ----------------------
Consolidated Net Worth equal to not less than the sum of (i) $1,500,000,000 plus
(ii) 25% of the Borrower's Consolidated Net Income, if positive, for each fiscal quarter ending after June 30, 1996.

      6.16.  Ratio of Consolidated Indebtedness to Consolidated Capitalization.
             -----------------------------------------------------------------
The Borrower will maintain at all times a ratio of Consolidated Indebtedness to Consolidated Capitalization of not greater than .5 to 1.0.

      6.17.  Ratio of Consolidated Adjusted Net Income to Consolidated Interest
             ------------------------------------------------------------------
Expense.  The Borrower will maintain, as at the last day of each fiscal quarter,
-------
a ratio of (i) Consolidated Adjusted Net Income to (ii) Consolidated Interest Expense, in each case calculated for the four fiscal quarters then ending, of not less than 2.5 to 1.0.

      6.18.  Affiliates.  The Borrower will not, and will not permit any
             ----------
Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate (other than a Wholly-Owned Subsidiary) except (i) any such transactions, payments or transfers with or to such Affiliates as are made in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction and (ii) any such other transactions, payments or transfers with or to such Affiliates as could not reasonably be expected to have a Material Adverse Effect.

     6.19  Series A Preferred Securities.  The Borrower will not, and will not
           -----------------------------
permit Torchmark Capital L.L.C. to, declare or pay dividends or distributions on, or redeem, purchase or otherwise acquire, the Series A Preferred Securities or any portion thereof if, after giving effect thereto, a Default or Unmatured Default would exist.


                                  ARTICLE VII

                                    DEFAULTS
                                    --------

     The occurrence of any one or more of the following events shall constitute a Default:

     7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false or misleading on the date as of which made.

     7.2. Nonpayment of any principal of any Note when due, or nonpayment of any interest upon any Note or of any facility fee or other obligations under any of the Loan Documents within five days after the same becomes due.

     7.3.  The breach by the Borrower of any of the terms or provisions of
Section 6.2, 6.3, 6.10, 6.11, 6.12, 6.13, 6.15, 6.16, 6.17 or 6.19; or the
breach by the Borrower of any of the terms or provisions of Section 6.14 or 6.18 which is not remedied within ten days after the Borrower learns thereof.

     7.4. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement which is not remedied within twenty days after written notice from the Agent or any Lender.

     7.5. Failure of the Borrower or any of its Subsidiaries to pay when due any Indebtedness in excess of, singly or in the aggregate for all such Subsidiaries, $10,000,000; or the default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity (which default, condition or event, in the case of Velasco, shall continue for at least 30 days beyond any applicable grace period); or any such Indebtedness of the Borrower or any Subsidiary shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

     7.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property,

(iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this
Section 7.6, (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7 or not pay, or admit in writing its inability to pay, its debts generally as they become due.

     7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

     7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of the Borrower or any of its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion of its Property.

     7.9. The Borrower or any of its Subsidiaries shall fail within 45 days to pay, bond or otherwise discharge any judgment or order for the payment of money, either singly or in the aggregate, in excess of $10,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith.

     7.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $10,000,000 or any Reportable Event shall occur in connection with any Plan.

     7.11. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $500,000 per annum.

     7.12. The Borrower or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any of its Subsidiaries, or any other person of any toxic or hazardous waste or substance into the environment, or any violation of any federal, state or local environmental, health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     7.13.  Any Change in Control shall occur.

     7.14. Any License of any Insurance Subsidiary held by such Insurance Subsidiary on the Closing Date or acquired by such Insurance Subsidiary thereafter, the loss of which would have, in the reasonable judgment of the Lenders, a Material Adverse Effect, (i) shall be revoked by a final non-appealable order by the state which shall have issued such License, or any action (whether administrative or judicial) to revoke such License shall have been commenced against such Insurance Subsidiary which shall not have been dismissed or contested in good faith within 30 days of the commencement thereof, (ii) shall be suspended by such state for a period in excess of 30 days or (iii) shall not be reissued or renewed by such state upon the expiration thereof following application for such reissuance or renewal by such Insurance Subsidiary.


                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

      8.1.  Acceleration.  If any Default described in Section 7.6 or 7.7 occurs
            ------------
with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

     If, before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Modified Required Lenders (or, in the case of an automatic termination upon the occurrence of a Default under Section
7.6 or 7.7, all the Lenders), in their sole discretion, shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

      8.2.  Amendments.  Subject to the provisions of this Article VIII, the
            ----------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waiving any Default hereunder or thereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender:

          (i) Extend the Termination Date (other than as provided in Section
                                                                     -------
2.17), or compromise or forgive the principal amount of any Loan, or reduce the
----
rate of interest or compromise or forgive payment of interest on any Loan, or reduce the amount of any fee payable hereunder.

          (ii) Reduce the percentage specified in the definition of Required Lenders or Modified Required Lenders.

          (iii) Increase the amount of the Commitment of any Lender hereunder, or permit the Borrower to assign its rights under this Agreement.

          (iv) Amend this Section 8.2.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

      8.3.  Preservation of Rights.  No delay or omission of the Lenders or the
            ----------------------
Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.


                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

      9.1.  Survival of Representations.  All representations and warranties of
            ---------------------------
the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

      9.2.  Governmental Regulation.  Anything contained in this Agreement to
            -----------------------
the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

      9.3.  Taxes.  Any taxes (excluding federal income taxes on the overall net
            -----
income of any Lender) or other similar assessments or charges payable or ruled payable by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

      9.4.  Headings.  Section headings in the Loan Documents are for
            --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

      9.5.  Entire Agreement.  The Loan Documents embody the entire agreement
            ----------------
and understanding among the Borrower, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent and the Lenders relating to the subject matter thereof other than the Commitment Letter dated August 26, 1996 and that certain fee letter agreement dated August 26, 1996, in each case by and between the Borrower and First Chicago.

      9.6.  Several Obligations; Benefits of this Agreement.  The respective
            -----------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This

Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

      9.7.  Expenses; Indemnification.  The Borrower shall reimburse the Agent
            -------------------------
for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent and the Lenders, which attorneys may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection of the Obligations or the enforcement of the Loan Documents. The Borrower further agrees to indemnify the Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (collectively, the "indemnified obligations") (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto, but excluding those indemnified obligations arising solely from any Lender's failure to perform its obligations under this Agreement) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except that no indemnified party shall be indemnified for any indemnified obligations arising from its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The obligations of the Borrower under this Section 9.7 shall survive the termination of this Agreement.

      9.8.  Numbers of Documents.  All statements, notices, closing documents,
            --------------------
and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders. The Agent shall promptly remit same to the Lenders.

      9.9.  Accounting.  Except as provided to the contrary herein, all
            ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

      9.10.  Severability of Provisions.  Any provision in any Loan Document
             --------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

      9.11.  Nonliability of Lenders.  The relationship between the Borrower and
             -----------------------
the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Borrower by the Agent or the Lenders is for the protection of the Agent and the Lenders and neither the Borrower nor any other Person is entitled to rely thereon. The Borrower agrees that neither the Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any punitive damages in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.

      9.12.  CHOICE OF LAW.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A
             -------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      9.13.  CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY SUBMITS
             -----------------------
TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

      9.14.  Confidentiality.  Each Lender agrees to hold any confidential
             ---------------
information which it may receive from the Borrower pursuant to this Agreement in confidence and for use in connection with this Agreement, including without limitation, for use in connection with its rights and remedies hereunder, except for disclosure (i) to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to, and Affiliates of, that Lender, (iii) to regulatory officials, (iv) as requested pursuant to or as required by law, regulation, or legal process, (v) in connection with any legal proceeding to which that Lender is a party, and (vi) permitted by Section 12.4.

      9.15.  Nonreliance.  Each Lender hereby represents that it is not relying
             -----------
on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Loans provided for herein.

      9.16.  WAIVER OF JURY TRIAL.  THE BORROWER, THE AGENT AND EACH LENDER
             --------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

      9.17.  Disclosure.  The Borrower and each Lender hereby (a) acknowledge
             ----------
and agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower and its Subsidiaries, including, without limitation, acting as commercial paper dealer or in connection with any securitizations, interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or other relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates.


                                   ARTICLE X

                                   THE AGENT
                                   ---------

      10.1.  Appointment.  The First National Bank of Chicago is hereby
             -----------
appointed Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this
Article X. The Agent shall not have a fiduciary relationship in respect of the Borrower or any Lender by reason of this Agreement or any other Loan Document.

      10.2.  Powers.  The Agent shall have and may exercise such powers under
             ------
the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Agent.

      10.3.  General Immunity.  Neither the Agent nor any of its directors,
             ----------------
officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

      10.4.  No Responsibility for Loans, Recitals, etc.  Neither the Agent nor
             -------------------------------------------
any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Agent; or (iv) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. Except for notices or reports which the Agent is expressly hereby required to provide to the Lenders, the Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

      10.5.  Action on Instructions of Lenders.  The Agent shall in all cases be
             ---------------------------------
fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

      10.6.  Employment of Agents and Counsel.  The Agent may execute any of its
             --------------------------------
duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

      10.7.  Reliance on Documents; Counsel.  The Agent shall be entitled to
             ------------------------------
rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

      10.8.  Agent's Reimbursement and Indemnification.  The Lenders agree to
             -----------------------------------------
reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses not reimbursed by the Borrower under the Loan Documents and incurred by the Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

      10.9.  Notice of Default.  The Agent shall not be deemed to have knowledge
             -----------------
or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders stating that such notice is a "notice of default".

      10.10.  Rights as a Lender.  In the event the Agent is a Lender, the Agent
              ------------------
shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

      10.11.  Lender Credit Decision.  Each Lender acknowledges that it has,
              ----------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

      10.12.  Successor Agent.  The Agent may resign at any time by giving
              ---------------
written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intent to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a
successor Agent.   If the Agent has resigned or been removed and no successor
Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lenders and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a Lender or another commercial bank having capital and retained earnings of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

      10.13.  Agent's Fee.  The Borrower agrees to pay to the Agent, for its own
              -----------
account, the fees agreed to by the Borrower and the Agent pursuant to that certain letter agreement dated August 26, 1996, or as otherwise agreed from time to time.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS
                            ------------------------



      11.1.  Setoff.  In addition to, and without limitation of, any rights of
             ------
the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

      11.2.  Ratable Payments.  Except for payments received from the Agent
             ----------------
pursuant to Section 2.10, if any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a proportion greater than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.


                                  ARTICLE XII

               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
               -------------------------------------------------

      12.1.  Successors and Assigns.  The terms and provisions of the Loan
             ----------------------
Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (ii) of the immediately preceding sentence, any Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

      12.2. Participations.
            --------------

          12.2.1.  Permitted Participants; Effect.  Any Lender may, in the
                   ------------------------------
ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          12.2.2.  Voting Rights.  Each Lender shall retain the sole right to
                   -------------
approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, or extends the Termination Date.

          12.2.3.  Benefit of Setoff.  The Borrower agrees that each Participant
                   -----------------
shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. Each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

      12.3.  Assignments.
             -----------

      12.3.1.  Permitted Assignments.  Any Lender may, in the ordinary course of
               ---------------------
its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents; provided, however, that in the case of an
                                      --------  -------
assignment to an entity which is not a Lender or an Affiliate of a Lender, such assignment shall be in a minimum amount of $5,000,000 or, if less, the entire amount of its Commitment and Loans. Such assignment shall be substantially in the form of Exhibit "H" hereto or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that the consent of the Borrower shall not be required if, on the date of such assignment, a Default shall have occurred and be continuing. Such consent shall not be unreasonably withheld or delayed.

      12.3.2.  Effect; Effective Date.  Upon (i) delivery to the Agent of a
               ----------------------
notice of assignment, substantially in the form attached as Exhibit "I" to Exhibit "H" hereto (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that a replacement Note is issued to such transferor Lender and a new Note or, as appropriate, replacement Note, is issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

      12.4.  Dissemination of Information.  The Borrower authorizes each Lender
             ----------------------------
to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section
9.14 of this Agreement.

      12.5.  Tax Treatment.  If any interest in any Loan Document is transferred
             -------------
to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.16.


                                  ARTICLE XIII

                                    NOTICES
                                    -------

      13.1.  Giving Notice.  Except as otherwise permitted by Section 2.11 with
             -------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be delivered or mailed (or in the case of telegraphic communication, delivered by telecopy or telex) addressed to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if personally delivered or mailed (properly addressed with postage prepaid), shall be deemed given when received; any notice, if transmitted by telecopy or telex, shall be deemed given when transmitted (receipt confirmed by telephone in the case of telecopies and answerback confirmed in the case of telexes).

      13.2.  Change of Address.  The Borrower, the Agent and any Lender may each
             -----------------
change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                  ARTICLE XIV

                                  COUNTERPARTS
                                  ------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent and the Lenders and each party has notified the Agent by telex or telephone, that it has taken such action.

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.

Commitments                  TORCHMARK CORPORATION
-----------

                             By:  /s/ Michael J. Klyce
                                ----------------------

                             Print Name:  Michael J. Klyce
                                        ------------------

                             Title: Vice President and Treasurer
                                   -----------------------------

                             2001 Third Avenue South
                             Birmingham, Alabama  35233

                             Attention:  Mr. Michael J. Klyce
                             Telephone No.: (205) 325-2051
                             Telecopier No.: (205) 325-4157


$20,000,000                  THE FIRST NATIONAL BANK OF CHICAGO,
-----------
                             Individually and as Agent


                             By: /s/ Paul T. Schultz
                                 -------------------------------

                             Print Name: Paul T. Schultz
                                        ----------------

                             Title: Managing Director
                                   ------------------

                             One First National Plaza
                             Chicago, Illinois  60670

                             Attention: Financial Services Division
                             Telephone No.: (312) 732-7074
                             Telecopier No.: (312) 732-4033
                             Telex No.: 4330253

$13,000,000                  AMSOUTH BANK OF ALABAMA
-----------

                             By: /s/ John M. Kettig
                                 -------------------------------

                             Print Name:  John M. Kettig

                             Title:  Senior Vice President

                             1900 5th Avenue North - 7th Floor
                             Birmingham, AL  35203

                             Attention:  John M. Kettig
                             Telephone No.:  (205) 326-5240
                             Telecopier No.:  (205) 801-0157

$13,000,000                  BANK OF AMERICA ILLINOIS
-----------

                             By: /s/ Dana L. Ragiel
                                 -------------------------------

                             Print Name:  Dana L. Ragiel

                             Title:  Vice President

                             231 South LaSalle Street
                             Chicago, IL  60697

                             Attention:  Dana L. Ragiel
                             Telephone No.:  (312) 828-6723
                             Telecopier No.:  (312) 987-0889

$13,000,000                  BANK OF MONTREAL
-----------

                             By: /s/ Dan Streiff
                                 -------------------------------

                             Print Name:  Dan Streiff

                             Title:

                             115 South LaSalle Street
                             Chicago, IL  60697

                             Attention:  Dan Streiff
                             Telephone No.:  (312) 750-3775
                             Telecopier No.:  (312) 750-3783

$13,000,000                  THE BANK OF NEW YORK
-----------

                             By: /s/ Michael Barry
                                 -------------------------------

                             Print Name:  Michael Barry

                             Title: Assistant Treasurer

                             One Wall Street, 17th Floor
                             New York, NY  10286

                             Attention:  Michael Barry
                             Telephone No.:  (212) 635-6460
                             Telecopier No.:  (212) 809-9520

$13,000,000                  THE CHASE MANHATTAN BANK
-----------

                             By: /s/ J. David Parker, Jr.
                                 -------------------------------

                             Print Name:  J. David Parker, Jr.

                             Title:  Vice President

                             One Chase Manhattan Plaza, 4th Floor
                             New York, NY  10081

                             Attention:  J. David Parker, Jr.
                             Telephone No.:  (212) 552-7631
                             Telecopier No.:  (212) 552-3651

$13,000,000                  FIRST ALABAMA BANK
-----------

                             By: /s/ Robert Kuhn
                                 -------------------------------

                             Print Name:  Robert Kuhn

                             Title:  Vice President

                             417 North 20th Street, 2nd Floor
                             Birmingham, AL  35203

                             Attention:  Robert Kuhn
                             Telephone No.:  (205) 326-7104
                             Telecopier No.:  (205) 326-7739

$13,000,000                  FLEET NATIONAL BANK
-----------

                             By: /s/ Jeffrey Simpson
                                 -------------------------------

                             Print Name:  Jeffrey Simpson

                             Title:  Vice President

                             777 Main Street, MSN 250
                             Hartford, CT  06115

                             Attention:  Jeffrey Simpson
                             Telephone No.:  (860) 986-5600
                             Telecopier No.:  (860) 986-1264

$13,000,000                  SOUTHTRUST BANK OF ALABAMA
-----------

                             By: /s/ Curtis J. Perry
                                 -------------------------------

                             Print Name:  Curtis J. Perry

                             Title:  Vice President

                             420 North 20th Street
                             Birmingham, AL  35203

                             Attention:  Curtis J. Perry
                             Telephone No.:  (205) 254-5799
                             Telecopier No.:  (205) 254-5022

$10,000,000                  COMPASS BANK
-----------

                             By: /s/ Con Holland
                                 -------------------------------

                             Print Name:  Con Holland

                             Title:  Vice President

                             15 South 20th Street, 2nd Floor
                             Birmingham, AL  35233

                             Attention:  Con Holland
                             Telephone No.:  (205) 933-3238
                             Telecopier No.:  (205) 933-3926

$10,000,000                  UNION BANK OF SWITZERLAND, NEW YORK
-----------                  BRANCH


                             By: /s/ Robert Mendeles
                                 -------------------------------

                             Print Name:  Robert Mendeles

                             Title:  Assistant Vice President

                             By:
                                 -------------------------------

                             Print Name:

                             Title:

                             299 Park Avenue
                             New York, NY  10171

                             Attention:  Robert Mendeles
                             Telephone No.:  (212) 821-3020
                             Telecopier No.:  (212) 821-4540

$8,000,000                   BANQUE NATIONALE DE PARIS
----------

                             By: /s/ Phil Trusdale
                                 -------------------------------

                             Print Name:  Phil Trusdale

                             Title:  Vice President

                             By:
                                 -------------------------------

                             Print Name:

                             Title:

                             499 Park Avenue
                             New York, NY  10022

                             Attention:  Phil Trusdale
                             Telephone No.:  (212) 415-9719
                             Telecopier No.:  (212) 415-9695

$8,000,000                   BOATMEN'S NATIONAL BANK
----------

                             By: /s/ Mike Helak
                                 -------------------------------

                             Print Name:  Mike Helak

                             Title:  Senior Vice President

                             10th and Baltimore
                             Kansas City, MO  64183

                             Attention:  Mike Helak
                             Telephone No.:  (816) 691-7032
                             Telecopier No.:  (816) 691-7426

$8,000,000                   DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
----------                   CAYMAN ISLANDS BRANCH

                             By:
                                 -------------------------------

                             Print Name:

                             Title:

                             By:
                                 -------------------------------

                             Print Name:

                             Title:

                             31 West 52nd Street
                             New York, NY  10019

                             Attention:
                             Telephone No.:  (212) 474-8104
                             Telecopier No.:  (212) 474-8108

$8,000,000                   DRESDNER BANK AG, NEW YORK BRANCH AND
----------                   GRAND CAYMAN BRANCH

                             By:
                                 -------------------------------

                             Print Name:

                             Title:

                             By:
                                 -------------------------------

                             Print Name:

                             Title:

                             75 Wall Street
                             New York, NY  10005-2889

                             Attention:  Lloyd C. Stevens
                             Telephone No.:  (212) 429-2229
                             Telecopier No.:  (212) 429-2524

$8,000,000                   MELLON BANK, N.A.
----------

                             By:
                                 -------------------------------

                             Print Name: Robert E. Brandenstein

                             Title: Vice President

                             One Mellon Bank Center
                             Pittsburgh, PA  15258

                             Attention: Robert E. Brandenstein
                             Telephone No.:  (412) 234-7922
                             Telecopier No.:  (412) 234-8087


$8,000,000                   THE SAKURA BANK, LIMITED
----------

                             By: /s/ Hiroyasu Imanishi
                                 -------------------------------

                             Print Name: Hiroyasu Imanishi

                             Title:  Vice President and Senior Manager

                             245 Peachtree Center Ave. N.E.
                             Atlanta, GA  30303

                             Attention: Charles Zimmerman
                             Telephone No.:  (404) 521-3111
                             Telecopier No.:  (404) 521-1133

$8,000,000                   UMB BANK, N.A.
----------

                             By: /s/ Jim Sangster
                                 -------------------------------

                             Print Name:  Jim Sangster

                             Title:  Divisional Executive Vice President

                             1010 Grand Avenue
                             Kansas City, MO  64103

                             Attention:  Jim Sangster
                             Telephone No.:  (816) 860-7919
                             Telecopier No.:  (816) 860-7143

                                                                  EXECUTION COPY


                                                                        [5 Year]



                                  $400,000,000


                                CREDIT AGREEMENT


                          Dated as of October 24, 1996


                                     among

                             TORCHMARK CORPORATION,

                                  THE LENDERS

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Agent

                                           TABLE OF CONTENTS

                                                                                  Page
ARTICLE I      DEFINITIONS.......................................................    1

ARTICLE II     THE FACILITY......................................................   13
      2.1.     The Facility......................................................   13
               2.1.1.   Description of Facility..................................   13
               2.1.2.   Facility Amount..........................................   13
               2.1.3.   Availability of Facility.................................   13
      2.2.     Ratable Advances..................................................   14
               2.2.1.   Ratable Advances.........................................   14
               2.2.2.   Ratable Advance Rate Options.............................   14
               2.2.3.   Method of Selecting Types and Interest Periods for
                        Ratable Advances.........................................   14
               2.2.4.   Conversion and Continuation of Outstanding Ratable
                        Advances.................................................   15
      2.3.     Competitive Bid Advances..........................................   15
               2.3.1.   Competitive Bid Option...................................   15
               2.3.2.   Competitive Bid Quote Request............................   16
               2.3.3.   Invitation for Competitive Bid Quotes....................   16
               2.3.4.   Submission and Contents of Competitive Bid Quotes........   16
               2.3.5.   Notice to Borrower.......................................   18
               2.3.6.   Acceptance and Notice by Borrower........................   18
               2.3.7.   Allocation by Agent......................................   18
      2.4.     Availability of Funds.............................................   19
      2.5.     Facility Fee; Reductions in Aggregate Commitment..................   19
      2.6.     Minimum Amount of Each Advance....................................   19
      2.7.     Optional Principal Payments.......................................   19
      2.8.     Changes in Interest Rate, etc.....................................   19
      2.9.     Rates Applicable After Default....................................   20
      2.10.    Method of Payment.................................................   20
      2.11.    Notes; Telephonic Notices.........................................   20
      2.12.    Interest Payment Dates; Interest and Fee Basis....................   21
      2.13.    Notification of Advances, Interest Rates, Prepayments and
               Commitment Reductions.............................................   21
      2.14.    Lending Installations.............................................   21
      2.15.    Non-Receipt of Funds by the Agent.................................   21
      2.16.    Withholding Tax Exemption.........................................   22

ARTICLE III    CHANGE IN CIRCUMSTANCES...........................................   22
      3.1.     Yield Protection..................................................   22
      3.2.     Changes in Capital Adequacy Regulations...........................   23

                                            (i)

      3.3.     Availability of Types of Advances.................................   23
      3.4.     Funding Indemnification...........................................   23
      3.5.     Lender Statements; Survival of Indemnity..........................   24
      3.6.     Right to Substitute Lender........................................   24

ARTICLE IV     CONDITIONS PRECEDENT..............................................   25
      4.1.     Initial Advance...................................................   25
      4.2.     Each Advance......................................................   26

ARTICLE V      REPRESENTATIONS AND WARRANTIES....................................   26
      5.1.     Corporate Existence and Standing..................................   26
      5.2.     Authorization and Validity........................................   26
      5.3.     No Conflict; Government Consent...................................   26
      5.4.     Financial Statements..............................................   27
      5.5.     Material Adverse Change...........................................   27
      5.6.     Taxes.............................................................   27
      5.7.     Litigation and Contingent Obligations.............................   27
      5.8.     Subsidiaries......................................................   28
      5.9.     ERISA.............................................................   28
      5.10.    Accuracy of Information...........................................   28
      5.11.    Regulation U......................................................   28
      5.12.    Material Agreements...............................................   28
      5.13.    Compliance With Laws..............................................   28
      5.14.    Ownership of Properties...........................................   29
      5.15.    Investment Company Act............................................   29
      5.16.    Public Utility Holding Company Act................................   29
      5.17.    Insurance Licenses................................................   29

ARTICLE VI     COVENANTS.........................................................   29
      6.1.     Financial Reporting...............................................   29
      6.2.     Use of Proceeds...................................................   31
      6.3.     Certain Notices...................................................   31
      6.4.     Conduct of Business...............................................   32
      6.5.     Taxes.............................................................   32
      6.6.     Insurance.........................................................   32
      6.7.     Compliance with Laws..............................................   32
      6.8.     Maintenance of Properties.........................................   32
      6.9.     Inspection........................................................   33
      6.10.    Merger............................................................   33
      6.11.    Sale of Assets....................................................   33
      6.12.    Sale and Leaseback................................................   33
      6.13.    Investments and Acquisitions......................................   33
      6.14.    Liens.............................................................   33
      6.15.    Consolidated Net Worth............................................   33

                                              (ii)

      6.16.    Ratio of Consolidated Indebtedness to............................   33
               Consolidated Capitalization
      6.17.    Ratio of Consolidated Adjusted Net Income to
               Consolidated Interest Expense....................................   33
      6.18.    Affiliates.......................................................   34

ARTICLE VII    DEFAULTS.........................................................   34

ARTICLE VIII   ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...................   36
      8.1.     Acceleration.....................................................   36
      8.2.     Amendments.......................................................   37
      8.3.     Preservation of Rights...........................................   37

ARTICLE IX     GENERAL PROVISIONS...............................................   37
      9.1.     Survival of Representations......................................   37
      9.2.     Governmental Regulation..........................................   38
      9.3.     Taxes............................................................   38
      9.4.     Headings.........................................................   38
      9.5.     Entire Agreement.................................................   38
      9.6.     Several Obligations; Benefits of this Agreement..................   38
      9.7.     Expenses; Indemnification........................................   38
      9.8.     Numbers of Documents.............................................   39
      9.9.     Accounting.......................................................   39
      9.10.    Severability of Provisions.......................................   39
      9.11.    Nonliability of Lenders..........................................   39
      9.12.    CHOICE OF LAW....................................................   39
      9.13.    CONSENT TO JURISDICTION..........................................   39
      9.14.    Confidentiality..................................................   40
      9.15.    Nonreliance......................................................   40
      9.16.    WAIVER OF JURY TRIAL.............................................   40
      9.17.    Disclosure.......................................................   40

ARTICLE X      THE AGENT........................................................   41
      10.1.    Appointment......................................................   41
      10.2.    Powers...........................................................   41
      10.3.    General Immunity.................................................   41
      10.4.    No Responsibility for Loans, Recitals, etc.......................   41
      10.5.    Action on Instructions of Lenders................................   41
      10.6.    Employment of Agents and Counsel.................................   42
      10.7.    Reliance on Documents; Counsel...................................   42
      10.8.    Agent's Reimbursement and Indemnification........................   42
      10.9.    Notice of Default................................................   42
      10.10.   Rights as a Lender...............................................   42
      10.11.   Lender Credit Decision...........................................   43
      10.12.   Successor Agent..................................................   43

                                           (iii)

      10.13.   Agent's Fee......................................................   43

ARTICLE XI     SETOFF; RATABLE PAYMENTS.........................................   44
      11.1.    Setoff...........................................................   44
      11.2.    Ratable Payments.................................................   44

ARTICLE XII    BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS................   44
      12.1.    Successors and Assigns...........................................   44
      12.2.    Participations...................................................   44
               12.2.1.   Permitted Participants; Effect.........................   45
               12.2.2.   Voting Rights..........................................   45
               12.2.3.   Benefit of Setoff......................................   45
      12.3.    Assignments......................................................   45
               12.3.1.   Permitted Assignments..................................   45
               12.3.2.   Effect; Effective Date.................................   46
      12.4.    Dissemination of Information.....................................   46
      12.5.    Tax Treatment....................................................   46

ARTICLE XIII   NOTICES..........................................................   46
      13.1.    Giving Notice....................................................   46
      13.2.    Change of Address................................................   47

ARTICLE XIV    COUNTERPARTS.....................................................   47

                                          (iv)

Exhibit "A" - Note (Ratable Loan)

Exhibit "B" - Note (Competitive Bid Loan)

Exhibit "C" - Competitive Bid Quote Request

Exhibit "D" - Invitation for Competitive Bid Quotes

Exhibit "E" - Competitive Bid Quote

Exhibit "F" - Opinion

Exhibit "G" - Compliance Certificate

        Schedule I  to Compliance Certificate

Exhibit "H" - Assignment Agreement

        Exhibit "I" - to Assignment Agreement
                               (Notice of Assignment)

        Exhibit "II" - to Assignment Agreement (Consent and Release of the Borrower and Agent)

Exhibit "I" - Transfer Instructions

Schedule "1" - Significant Subsidiaries

Schedule "2" - Insurance Licenses

Schedule "3" - Pricing Grid
                                     (v)

                               CREDIT AGREEMENT


          This Agreement, dated as of October 24, 1996, is among Torchmark Corporation, the Lenders and The First National Bank of Chicago, as Agent. The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used in this Agreement:

          "Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower.

          "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

          "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.3.

          "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance, a period of not less than 30 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

          "Absolute Rate Loan" means a Loan which bears interest at the Absolute Rate.

          "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

          "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower on the same Borrowing Date, of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, when applicable, for the same Interest Period and includes a Competitive Bid Advance.

          "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

          "Agent" means The First National Bank of Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

          "Agent Balance Transaction" means one or more receivables sales transactions with respect to receivables arising out of advances made by AIL to insurance agents in connection with life insurance policies underwritten by AIL.

          "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof.

          "Agreement" means this credit agreement, as it may be amended, modified or restated and in effect from time to time.

          "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the financial statements referred to in Section 5.4.

          "AIL" means American Income Life Insurance Company, an Indiana insurance company.

          "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Corporate Base Rate for such day and (ii) the sum of Federal Funds Effective Rate for such day plus 1/2% per annum.

          "Annual Statement" means the annual statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary's jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements recommended by the NAIC to be used for filing annual statutory financial statements and shall contain the type of information recommended by the NAIC to be disclosed therein, together with all exhibits or schedules filed therewith.

          "Applicable Eurodollar Margin" means, at any time, the percentage determined in accordance with the Pricing Grid at such time. The Applicable Eurodollar Margin shall change as and when the Borrower Debt Rating changes. The initial Applicable Eurodollar Margin shall be .145%.

          "Applicable Facility Fee Percentage" means, at any time, the percentage determined in accordance with the Pricing Grid at such time. The Applicable Facility Fee Percentage shall change as and when the Borrower Debt Rating changes. The initial Applicable Facility Fee Percentage shall be .08%.

          "Article" means an article of this Agreement unless another document is specifically referenced.

          "Authorized Officer" means any of the Chairman, Vice Chairman, President, Chief Financial Officer, Chief Accounting Officer, Treasurer, any Vice President or any Assistant Treasurer of the Borrower, acting singly.

          "Borrower" means Torchmark Corporation, a Delaware corporation, and its successors and assigns.

          "Borrower Debt Rating" means the senior unsecured long term debt (without credit enhancement) rating of the Borrower as determined by a rating agency identified on the Pricing Grid.

          "Borrowing Date" means a date on which an Advance is made hereunder.

          "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities.

          "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

          "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

          "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines for banks or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender.

          "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower.

          "Closing Date" means October 24, 1996.

          "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

          "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

          "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

          "Competitive Bid Borrowing Notice" is defined in Section 2.3.6.

          "Competitive Bid Loan" means a Eurodollar Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

          "Competitive Bid Margin" means the margin above or below the applicable Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

          "Competitive Bid Note" means a promissory note in substantially the form of Exhibit "B" hereto, with appropriate insertions, duly executed and delivered to the Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

          "Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of Exhibit "E" hereto completed and delivered by a Lender to the Agent in accordance with Section 2.3.4.

          "Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of Exhibit "C" hereto completed and delivered by the Borrower to the Agent in accordance with Section 2.3.2.

          "Condemnation" is defined in Section 7.8.

          "Consolidated Adjusted Net Income" means, for any period of calculation, Consolidated Net Income plus (to the extent deducted in determining Consolidated Net Income) (i) the provision for taxes in respect of, or measured by, income or excess profits and (ii) Consolidated Interest Expense, in each case calculated for such period for the Borrower and its Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles.

          "Consolidated Capitalization" means, at any date of determination, the sum of (i) Consolidated Net Worth as at such date plus (ii) Consolidated Indebtedness as at such date.

          "Consolidated Indebtedness" means the Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with Agreement Accounting Principles.

          "Consolidated Interest Expense" means, for any period of calculation, interest expense, whether paid or accrued, of the Borrower and its Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles.

          "Consolidated Net Income" means, for any period of calculation, the net income of the Borrower and the Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles consistently applied.

          "Consolidated Net Worth" means, at any date of determination, the amount of consolidated common and preferred shareholders' equity of the Borrower and its Subsidiaries (including, without limitation, the Series A Preferred Securities), determined as at such date in accordance with Agreement Accounting Principles; provided, however, that the effect of the application of FAS 115
            --------  -------
shall be excluded when computing Consolidated Net Worth.

          "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a Letter of Credit, but excluding (i) the endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the Payment and Guarantee Agreement and (iii) obligations arising in connection with the Agent Balance Transaction.

          "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

          "Conversion/Continua tion Notice" is defined in Section 2.2.4.

          "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes. The Corporate Base Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. First Chicago may make commercial loans or other loans at rates of interest at, above or below the Corporate Base Rate.

          "Default" means an event described in Article VII.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

          "Eurodollar Advance" means a Eurodollar Bid Rate Advance or a Eurodollar Ratable Advance, or both, as the case may be.

          "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting forth Eurodollar Bid Rates pursuant to Section 2.3.

          "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the rate determined by the Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Ratable Loan (or in the case of a Eurodollar Bid Rate Advance, in an amount comparable to the amount of such Advance) and having a maturity approximately equal to such Eurodollar Interest Period.

          "Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan made by a given Lender for the relevant Eurodollar Interest Period, the sum of (i) the Eurodollar Base Rate and (ii) the Competitive Bid Margin offered by such Lender and accepted by the Borrower.

          "Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurodollar Bid Rate.

          "Eurodollar Bid Rate Loan" means a Loan which bears interest at the Eurodollar Bid Rate.

          "Eurodollar Interest Period" means, with respect to a Eurodollar Ratable Advance or a Eurodollar Bid Rate Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

          "Eurodollar Loan" means a Eurodollar Ratable Loan or Eurodollar Bid Rate Loan, or both, as the case may be.

          "Eurodollar Ratable Advance" means an Advance which bears interest at a Eurodollar Rate requested by the Borrower pursuant to Section 2.2.3.

          "Eurodollar Ratable Loan" means a Loan which bears interest at a Eurodollar Rate requested by the Borrower pursuant to Section 2.2.3.

          "Eurodollar Rate" means, with respect to a Eurodollar Ratable Advance for the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Eurodollar Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

          "Existing Credit Agreements" means (i) that certain 364 Day Credit Agreement dated as of December 6, 1994 among the Borrower, First Chicago, as agent, and the lenders party thereto, as amended and (ii) that certain 5 Year Credit Agreement dated as of December 6, 1994 among the Borrower, First Chicago, as agent, and the lenders party thereto.

          "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

          "Financial Statements" is defined in Section 5.4.

          "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

          "Floating Rate Advance" means an Advance which bears interest at the Alternate Base Rate.

          "Floating Rate Loan" means a Ratable Loan which bears interest at the Alternate Base Rate.

          "Governmental Authority" means the federal government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government including, without limitation, any board of insurance, insurance department or insurance commissioner.

          "Indebtedness" of a Person means, without duplication, such Person's
(i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (excluding accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade and obligations of Insurance Subsidiaries arising under insurance or annuity products), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or similar instruments, (v) Capitalized Lease Obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, and (vii) Contingent Obligations, but excluding any indebtedness of the Borrower arising under or in connection with the Series A Preferred Securities Loan Agreement.

          "Insurance Subsidiary" means any Subsidiary of the Borrower which is engaged in the life, health or accident insurance business.

          "Interest Period" means a Eurodollar Interest Period or an Absolute Rate Interest Period.

          "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

          "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit "D" hereto, completed and delivered by the Agent to the Lenders in accordance with Section 2.3.3.

          "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

          "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

          "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

          "License" means any license, certificate of authority, permit or other authorization which is required to be obtained from the Governmental Authority in connection with the operation, ownership or transaction of insurance business.

          "Lien" means any lien (statutory or other), security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement but excluding rights in agent balances which are sold in an Agent Balance Transaction).

          "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances.

          "Loan Documents" means this Agreement, the Notes and the other documents, certificates and agreements contemplated hereby and executed by the Borrower in favor of the Agent or any Lender.

          "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or
(iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

          "Modified Required Lenders" means Lenders in the aggregate having at least 75% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 75% of the aggregate unpaid principal amount of the outstanding Advances.

          "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

          "NAIC" means the National Association of Insurance Commissioners or any successor thereto, or in lieu thereof, any other association, agency or other organization performing advisory, coordination or other like functions among insurance departments, insurance commissions and similar Governmental Authorities of the various states of the United States of America toward the promotion of uniformity in the practices of such Governmental Authorities.

          "Notes" means, collectively, the Competitive Bid Notes and the Ratable Notes; and "Note" means any one of the Notes.

          "Notice of Assignment" is defined in Section 12.3.2.

          "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under the Loan Documents.

          "Participants" is defined in Section 12.2.1.

          "Payment and Guarantee Agreement" means the Payment and Guarantee Agreement dated October 11, 1994, issued by the Borrower for the benefit of the holders of the Series A Preferred Securities, without giving effect to any amendments thereto.

          "Payment Date" means the last day of each March, June, September and December.

          "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

          "Permitted Acquisition" means the Acquisition of any Person which has been approved and recommended by the board of directors (or the functional equivalent thereof) of the Person being acquired.

          "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

          "Pricing Grid" means the pricing grid attached hereto as Schedule "3".

          "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

          "Purchasers" is defined in Section 12.3.1.

          "Ratable Advance" means a borrowing hereunder consisting of the aggregate amount of the several Ratable Loans made by the Lenders to the Borrower at the same time, of the same Type and for the same Interest Period.

          "Ratable Borrowing Notice" is defined in Section 2.2.3.

          "Ratable Loan" means a Loan made by a Lender pursuant to Section 2.2 hereof.

          "Ratable Note" means a promissory note in substantially the form of Exhibit "A" hereto, duly executed and delivered to the Agent by the Borrower for the account of each Lender and payable to the order of a Lender in the amount of its' Commitment, including any amendment, modification, renewal or replacement of such promissory note.

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

          "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

          "Required Lenders" means Lenders in the aggregate having at least 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding Advances.

          "Reserve Requirement" means, with respect to Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities .

          "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, and
(ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," and any amendments to such regulations adopted prior to the date of this Agreement.

          "SAP" means, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) as of the Closing Date in the jurisdiction of incorporation of such Insurance Subsidiary for the preparation of annual statements and other financial reports by insurance companies of the same type as such Insurance Subsidiary.

          "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

          "Series A Preferred Securities" means the 9.18% Preferred Securities, Series A, issued by Torchmark Capital L.L.C. on October 11, 1994.

          "Series A Preferred Securities Loan Agreement" means the Loan Agreement dated as of October 11, 1994 between the Borrower and Torchmark Capital L.L.C. entered into in connection with the Series A Preferred Securities, as in effect on the date hereof.

          "Significant Insurance Subsidiary" means any Significant Subsidiary which is an Insurance Subsidiary.

          "Significant Subsidiary" of a Person means a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X of the Securities and Exchange Commission (17 CFR Part 210), but excluding Velasco. Unless otherwise expressly provided, all references herein to a "Significant Subsidiary" shall mean a Significant Subsidiary of the Borrower.

          "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

          "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

          "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

          "Termination Date" means (i) October 24, 2001, or (ii) such earlier date on which the obligations of the Lenders to make Loans hereunder are terminated pursuant to the terms of this Agreement.

          "Transferee" is defined in Section 12.4.

          "Type" means, with respect to any Advance, its nature as a Floating Rate Advance, Eurodollar Advance or Absolute Rate Advance.

          "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

          "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

          "Velasco" means Velasco Gas Company, Ltd., a Texas limited partnership and Wholly-Owned Subsidiary of the Borrower.

          "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture, limited liability company or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Wholly-Owned Subsidiary" shall mean a Wholly-Owned Subsidiary of the Borrower.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                  THE FACILITY
                                  ------------


 2.1.    The Facility.
         ------------

          2.1.1.  Description of Facility.  The Lenders hereby establish in
                  -----------------------
favor of the Borrower a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

          (i) each Lender severally agrees to make Ratable Loans to the Borrower in accordance with Section 2.2 in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment less the amount of such Lender's pro rata (relative to its Commitment amount) share of the outstanding principal amount of all Competitive Bid Advances (regardless of which Lender or Lenders made such Competitive Bid Advances) exclusive of Competitive Bid Advances being repaid substantially contemporaneously with the making of any such Ratable Loans; and

          (ii) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower, and make such Loans, in accordance with
Section 2.3.

          2.1.2.  Facility Amount.  In no event may the aggregate principal
                  ---------------
amount of all outstanding Advances (including both the Ratable Advances and the Competitive Bid Advances) at any time exceed the Aggregate Commitment.

          2.1.3.  Availability of Facility.  Subject to the terms hereof, such
                  ------------------------
facility is available from the date hereof to the Termination Date. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Advances at any time prior to the Termination Date. Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Termination Date.

2.2.    Ratable Advances.
        ----------------

          2.2.1.  Ratable Advances.  Each Ratable Advance hereunder shall
                  ----------------
consist of borrowings made from the several Lenders ratably in proportion to the amounts of their respective Commitments. The Borrower's obligation to pay the principal of, and interest on, the Ratable Advances shall be evidenced by the Ratable Notes. Although the Ratable Notes shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Ratable Note shall be equal to the applicable Lender's Commitment, each Ratable Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Ratable Loans at the time evidenced thereby.

          2.2.2.  Ratable Advance Rate Options.  The Ratable Advances may be
                  ----------------------------
Floating Rate Advances or Eurodollar Ratable Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.2.3 or 2.2.4. No Ratable Advance may mature after, or have an Interest Period which extends beyond, the Termination Date.

          2.2.3.  Method of Selecting Types and Interest Periods for Ratable
                  ----------------------------------------------------------
Advances.  The Borrower shall select the Type of each Ratable Advance and, in
--------
the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable to such Ratable Advance from time to time; provided, however, that for a period of at least three Business Days after the initial Advances the Borrower shall maintain all Ratable Advances as Floating Rate Advances. The Borrower shall give the Agent irrevocable notice (a "Ratable Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Ratable Advance. Notwithstanding the foregoing, a Ratable Borrowing Notice for a Floating Rate Advance may be given not later than 15 minutes after the time which the Borrower is required to reject one or more bids offered in connection with an Absolute Rate Auction pursuant to Section 2.3.6 and a Ratable Borrowing Notice for a Eurodollar Ratable Advance may be given not later than 15 minutes after the time the Borrower is required to reject one or more bids offered in connection with a Eurodollar Auction pursuant to Section 2.3.6. A Ratable Borrowing Notice shall specify:

          (i) the Borrowing Date, which shall be a Business Day, of such Ratable Advance;

          (ii) the aggregate amount of such Ratable Advance, which, when added to all outstanding Ratable Advances and Competitive Bid Advances and after giving effect to the repayment of any such outstanding Advances out of the proceeds of the requested Ratable Advance, shall not exceed the Aggregate Commitment;

          (iii) the Type of Advance selected; and

          (iv) in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable thereto (which may not end after the Termination
Date).

          2.2.4.  Conversion and Continuation of Outstanding Ratable Advances.
                  -----------------------------------------------------------
Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Ratable Advances.
Each Eurodollar Ratable Advance shall continue as a Eurodollar Ratable Advance until the end of the then applicable Eurodollar Interest Period therefor, at which time such Eurodollar Ratable Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Eurodollar Interest Period, such Eurodollar Ratable Advance continue as a Eurodollar Ratable Advance for the same or another Eurodollar Interest Period. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Ratable Advance of any Type into any other Type or Types of Ratable Advances; provided that any conversion of any Eurodollar Ratable Advance shall be made on, and only on, the last day of the Eurodollar Interest Period applicable thereto. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Ratable Advance or continuation of a Eurodollar Ratable Advance not later than 10:00 a.m. (Chicago time) at least three Business Days, in the case of a conversion into or continuation of a Eurodollar Ratable Advance, prior to the date of the requested conversion or continuation, specifying:

          (i) the requested date, which shall be a Business Day, of such conversion or continuation;

          (ii) the aggregate amount and Type of Ratable Advance which is to be converted or continued; and

          (iii) the amount and Type(s) of Ratable Advance(s) into which such Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of an Eurodollar Ratable Advance, the duration of the Eurodollar Interest Period applicable thereto.

2.3.    Competitive Bid Advances.
        ------------------------

          2.3.1.  Competitive Bid Option.  In addition to Ratable Advances
                  ----------------------
pursuant to Section 2.2, but subject to the terms and conditions of this Agreement (including, without limitation, the limitation set forth in Section
2.1.2 as to the maximum aggregate principal amount of all outstanding Advances hereunder), the Borrower may, as set forth in this Section 2.3, request the Lenders, prior to the Termination Date, to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.3. The Borrower's obligation to pay the principal of, and interest on, the Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Although the Competitive Bid Notes shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding.

          2.3.2.  Competitive Bid Quote Request.  When the Borrower wishes to
                  -----------------------------
request offers to make Competitive Bid Loans under this Section 2.3, it shall transmit to the Agent by telex or telecopy a Competitive Bid Quote Request substantially in the form of Exhibit "C" hereto so as to be received no later than (i) 10:00 a.m. (Chicago time) at least four Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction or (ii) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction specifying:

          (i) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

          (ii) the aggregate principal amount of such Competitive Bid Advance;

          (iii) whether the Competitive Bid Quotes requested are to set forth a Eurodollar Bid Rate, an Absolute Rate, or both; and

          (iv) the Interest Period applicable thereto (which may not end after the Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within 5 Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit "C" hereto shall be rejected, and the Agent shall promptly notify the Borrower of such rejection by telex or telecopy.

          2.3.3.  Invitation for Competitive Bid Quotes.  Promptly and in any
                  -------------------------------------
event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to Section 2.3.2, the Agent shall send to each of the Lenders by telex or telecopy an Invitation for Competitive Bid Quotes substantially in the form of Exhibit "D" hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.3.

          2.3.4.  Submission and Contents of Competitive Bid Quotes.
                  -------------------------------------------------

          (i) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.3.4 and must be submitted to the Agent by telex or telecopy at its offices specified in or pursuant to Article XIII not later than (a) 9:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (b) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Agent may agree); provided that Competitive Bid Quotes
                                       --------
submitted by First Chicago may only be submitted if the Agent or First Chicago notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to Articles IV and VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

          (ii) Each Competitive Bid Quote shall be in substantially the form of Exhibit "E" hereto and shall in any case specify:

              (a) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

              (b) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Commitment of the quoting Lender, (2) must be at least $10,000,000 and an integral multiple of $1,000,000, and (3) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

              (c) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan;

              (d) the minimum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

              (e) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan; and

              (f) the identity of the quoting Lender.

          (iii) The Agent shall reject any Competitive Bid Quote that:

              (a) is not substantially in the form of Exhibit "E" hereto or does not specify all of the information required by Section 2.3.4(ii);

              (b) contains qualifying, conditional or similar language, other than any such language contained in Exhibit "E" hereto;

              (c) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

              (d) arrives after the time set forth in Section 2.3.4(i).

If any Competitive Bid Quote shall be rejected pursuant to this Section 2.3.4(iii), then the Agent shall notify the relevant Lender of such rejection promptly.

          2.3.5.  Notice to Borrower.  The Agent shall promptly notify the
                  ------------------
Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.3.4 and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Eurodollar Bid Rates or Absolute Rates, as the case may be, so offered.

          2.3.6.  Acceptance and Notice by Borrower.  Not later than (i) 10:00
                  ---------------------------------
a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Agent may agree), the Borrower shall notify the Agent of its acceptance or rejection of the offers so notified to it pursuant to
Section 2.3.5; provided, however, that the failure by the Borrower to give such
               --------  -------
notice to the Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.3.4(ii)(d)); provided that:
                                                     --------

          (i) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

          (ii) acceptance of offers may only be made on the basis of ascending Eurodollar Bid Rates or Absolute Rates, as the case may be, and

          (iii)  the Borrower may not accept any offer that is described in
Section 2.3.4(iii) or that otherwise fails to comply with the requirements of this Agreement.

          2.3.7.  Allocation by Agent.  If offers are made by two or more
                  -------------------
Lenders with the same Eurodollar Bid Rates or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers;

provided, however, that no Lender shall be allocated a portion of any
--------  -------
Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

          2.4.    Availability of Funds.  Not later than noon (Chicago time) on
                  ---------------------
each Borrowing Date, each Lender (or in the case of a Competitive Bid Advance, each Lender making a portion of such Advance) shall make available its Loan or Loans, in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIII. The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

          2.5.    Facility Fee; Reductions in Aggregate Commitment.  The
                  ------------------------------------------------
Borrower agrees to pay to the Agent for the ratable account of each Lender a facility fee equal to the Applicable Facility Fee Percentage times such Lender's Commitment from the date hereof to and including the Termination Date applicable to such Lender, payable in arrears on each Payment Date hereafter and on the Termination Date. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $25,000,000, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued facility fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

          2.6.    Minimum Amount of Each Advance.  Each Advance shall be in the
                  ------------------------------
minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment.

          2.7.    Optional Principal Payments.  The Borrower may from time to
                  ---------------------------
time pay, without penalty or premium, all outstanding Advances, or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Advances upon two Business Days' prior notice to the Agent. Any prepayment of a Eurodollar Advance or Absolute Rate Advance prior to the last day of the applicable Eurodollar Interest Period shall be subject to the indemnity provisions of Section 3.4.

          2.8.    Changes in Interest Rate, etc.  Each Floating Rate Advance
                  ------------------------------
shall bear interest at the Alternate Base Rate from and including the date such Advance is made or is converted from a Ratable Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.2.4 to but excluding the date it becomes due or is converted into a Eurodollar Ratable Advance pursuant to
Section 2.2.4 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance and Absolute Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Eurodollar Interest Period at the interest rate determined as applicable to such Eurodollar Advance or Absolute Rate Advance.
No Interest Period may end after the Termination Date.

          2.9.    Rates Applicable After Default.  Notwithstanding anything to
                  ------------------------------
the contrary contained in Section 2.2.3 or 2.2.4, no Advance may be made as, converted into or continued as a Eurodollar Ratable Advance (except with the consent of the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default, the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of
Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance and Absolute Rate Advance shall bear interest for the remainder of the applicable Interest Period at the Eurodollar Rate or Absolute Rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Alternate Base Rate plus 2% per annum.

          2.10.  Method of Payment.  All payments of the Obligations hereunder
                 -----------------
shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to
Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by 12:00 noon (local time) on the date when due and shall be applied ratably by the Agent (i) first, ratably among the Lenders with respect to any principal and interest due in connection with Ratable Advances, (ii) second, after all amounts described in clause (i) have been satisfied, ratably among those Lenders for whom any payment of principal and interest is due in connection with any Competitive Bid Advances and (iii) third, after all amounts described in clauses (i) and (ii) have been satisfied, ratably to any other Obligations then due. Each payment delivered to the Agent for the account of any Lender shall be delivered by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. If such payment is received by the Agent by 1:00 p.m. (Chicago time) such delivery to the Lenders shall be made on the same day and if received thereafter shall be made on the next succeeding Business Day. The Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder.

          2.11.  Notes; Telephonic Notices.  Each Lender is hereby authorized to
                 -------------------------
record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that neither the failure to so record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances, submit Competitive Bid Quotes and to transfer funds based on telephonic notices made by any one of the Chairman, Vice Chairman, Treasurer, the Chief Accounting Officer, any Vice-President or any

Assistant Treasurer of the Borrower or any person who identifies himself or herself to be any such officer; provided that, without written notice from the Borrower, no proceeds of any Advance shall be transferred based upon telephonic notice to any bank account other than a bank account maintained by the Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

          2.12.  Interest Payment Dates; Interest and Fee Basis.  Interest
                 ----------------------------------------------
accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which such Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Ratable Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance or Absolute Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance or Absolute Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and facility fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

          2.13.  Notification of Advances, Interest Rates, Prepayments and
                 ---------------------------------------------------------
Commitment Reductions. Promptly after receipt thereof, the Agent will notify
---------------------
each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, Invitation for Competitive Quotes and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

          2.14.  Lending Installations.  Each Lender may book its Loans at any
                 ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

          2.15.  Non-Receipt of Funds by the Agent.  Unless the Borrower or a
                 ---------------------------------
Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

          2.16.  Withholding Tax Exemption.  At least five Business Days prior
                 -------------------------
to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes.
Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.


                                  ARTICLE III

                            CHANGE IN CIRCUMSTANCES
                            -----------------------

          3.1.    Yield Protection.  If, after the date hereof, in connection
                  ----------------
with a Eurodollar Loan the adoption of or any change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof, or the compliance of any Lender therewith,

          (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes the basis of taxation of payments to any Lender or Lending Installation in respect of its Loans or other amounts due it hereunder, or

          (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

          (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

          3.2.    Changes in Capital Adequacy Regulations.  If a Lender
                  ---------------------------------------
determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy).

          3.3.    Availability of Types of Advances.  If any Lender determines
                  ---------------------------------
that maintenance of any of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, the Agent shall suspend the availability of the affected Type of Advance and require any Eurodollar Advances to be repaid or converted into a Floating Rate Advance within five days after Borrower's receipt of notice by such Lender; or if the Required Lenders determine that (i) deposits of a type or maturity appropriate to match fund Eurodollar Advances are not available, or (ii) an interest rate applicable to an Eurodollar Advance does not accurately reflect the cost of making a Eurodollar Advance of such Type, then, the Agent shall suspend the availability of Eurodollar Advances with respect to any Eurodollar Advances made after the date of any such determination.

          3.4.    Funding Indemnification.  If any payment of a Eurodollar
                  -----------------------
Advance occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance.

          3.5.    Lender Statements; Survival of Indemnity. To the extent
                  ----------------------------------------
reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Sections 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1, 3.2 and 3.4 shall survive payment of the Obligations and termination of this Agreement.

          3.6.    Right to Substitute Lender.  Any Lender claiming any
                  --------------------------
additional amounts payable pursuant to Section 3.1 or 3.2 materially in excess of those being charged by other Lenders or unable to make a Eurodollar Advance available in accordance with Section 3.3, shall, so long as no Default or Unmatured Default has occurred and is continuing, upon the written request of the Borrower delivered to such Lender and the Agent, assign, pursuant to and in accordance with the provisions of Section 12.3, all of its rights and obligations under this Agreement and under the Loan Documents to another Lender or to a commercial bank, other financial institution, commercial finance company or other business lender selected by the Borrower and reasonably acceptable to the Agent in consideration for (a) the payment by such assignee to such assigning Lender of the principal of, and interest accrued and unpaid to the date of such assignment on, the Notes held by such assigning Lender, (b) the payment by the Borrower to such assigning Lender of any and all other amounts owing to such assigning Lender under any provision of this Agreement accrued and unpaid to the date of such assignment and (c) the Borrower's release of such assigning Lender from any further obligation or liability under this Agreement and the Loan Documents. Notwithstanding anything to the contrary contained in this Section 3.6, in no event shall the replacement of any Lender result in a
     -----------
decrease or reallocation of the aggregate Commitments without the prior written consent of the remaining Lenders.

                                 ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

          4.1.    Initial Advance.  The Lenders shall not be required to make
                  ---------------
the initial Advance hereunder unless the Borrower has furnished to the Agent with sufficient copies for the Lenders:

          (i) Copies of the articles of incorporation of the Borrower, together with all amendments thereto,both certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Agent.

          (ii) Copies, certified by the Secretary or an Assistant Secretary of the Borrower, of its by-laws and Board of Directors' resolutions authorizing the execution of the Loan Documents.

          (iii) An incumbency certificate, executed by the Secretary or an Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

          (iv) A certificate, signed by the Chief Financial Officer or the Treasurer of the Borrower, stating that on the date hereof (a) no Default or Unmatured Default has occurred and is continuing and (b) each of the representations and warranties set forth in Article V of this Agreement is true and correct as of such date.

          (v) A written opinion of the Borrower's counsel, addressed to the Lenders in substantially the form of Exhibit "F" hereto.

          (vi) Notes payable to the order of each of the Lenders.

          (vii) Written money transfer instructions, in substantially the form of Exhibit "I" hereto, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

          (viii) The Existing Credit Agreements shall have been terminated and all amounts owing thereunder shall have been paid (or shall contemporaneously be paid) in full.

          (ix) Such other documents as any Lender or its counsel may have reasonably requested.

          4.2. Each Advance. The Lenders shall not be required to make any
               ------------
Advance, unless on the applicable Borrowing Date:

          (i) There exists no Default or Unmatured Default.

          (ii) The representations and warranties contained in Article V (other than Section 5.4 and 5.5) are true and correct as of such Borrowing Date except for changes in the Schedules hereto reflecting transactions permitted by this Agreement.

          Each Ratable Borrowing Notice and Competitive Bid Quote Request with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit "G" hereto as a condition to making an Advance.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          The Borrower represents and warrants to the Lenders that:

          5.1.    Corporate Existence and Standing.  Each of the Borrower and
                  --------------------------------
its Significant Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          5.2.    Authorization and Validity.  The Borrower has the corporate
                  --------------------------
power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          5.3.    No Conflict; Government Consent.  Neither the execution and
                  -------------------------------
delivery by the Borrower of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or the Borrower's or any of its Subsidiaries' articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement, other than such violations, conflicts or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

          5.4.    Financial Statements.  The December 31, 1995  audited
                  --------------------
consolidated financial statements of the Borrower and its Subsidiaries and the June 30, 1996 unaudited consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders (the "Financial Statements") were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

          5.5.    Material Adverse Change.  Since December 31, 1995, there has
                  -----------------------
been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

          5.6.    Taxes.  The Borrower and its Subsidiaries have filed all
                  -----
United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which, in the good faith judgment of the Borrower, adequate reserves have been provided. The United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1989. No tax liens have been filed and no claims against the Borrower or its Subsidiaries are being asserted with respect to any such taxes except claims being contested in good faith and as to which, in the good faith judgment of the Borrower, adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate in the good faith judgment of the Borrower.

          5.7.    Litigation and Contingent Obligations.  There is no
                  -------------------------------------
litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect (after giving effect to reserves which have been provided with respect thereto on the books of the Borrower and its Subsidiaries). As of the date hereof, the Borrower has no material Contingent Obligations not provided for or disclosed in the Financial Statements. Solely for purposes of any reaffirmation of the foregoing representations pursuant to Section 4.2(ii) in connection with any Loans the proceeds of which are used to repay maturing commercial paper, such representations shall not extend to any proceeding in which a punitive damages judgment has been entered against the Borrower or any Subsidiary, such judgment has been stayed on appeal or the time for appeal from such judgment has not expired and such judgment could not reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under the Loan Documents.

          5.8.    Subsidiaries.  Schedule "1" hereto contains an accurate list
                  ------------
of all of the Significant Subsidiaries of the Borrower in existence on the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

          5.9.    ERISA.  The Unfunded Liabilities of all Single Employer Plans
                  -----
do not in the aggregate exceed $10,000,000. Each Plan complies in all material respects with all applicable requirements of law and regulations. No Reportable Event has occurred with respect to any Plan and neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, which occurrence or withdrawal could result in a Material Adverse Effect. No steps have been taken to terminate any Plan which has Unfunded Liabilities.

          5.10.  Accuracy of Information.  No information, exhibit or report
                 -----------------------
furnished by the Borrower or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact, omitted to state a material fact or omitted to state any fact necessary to make the statements contained therein not misleading in any material respect.

          5.11.  Regulation U.  Margin stock (as defined in Regulation U)
                 ------------
constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

          5.12.  Material Agreements.  Neither the Borrower nor any Subsidiary
                 -------------------
is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Significant Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument evidencing or governing Indebtedness.

          5.13.  Compliance With Laws.  The Borrower and its Subsidiaries have
                 --------------------
complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

          5.14.  Ownership of Properties.  Except for Liens permitted by Section
                 -----------------------
6.14, on the date of this Agreement, the Borrower and its Subsidiaries have good title to all of the Property and assets reflected in the Financial Statements as owned by it, free of all Liens other than those permitted by this Agreement, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date of such Financial Statements.

          5.15.  Investment Company Act.  Neither the Borrower nor any
                 ----------------------
Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          5.16.  Public Utility Holding Company Act.  Neither the Borrower nor
                 ----------------------------------
any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          5.17.  Insurance Licenses.  Schedule "2" attached hereto (as said
                 ------------------
Schedule "2" shall be revised or supplemented from time to time to reflect withdrawals or changes in jurisdictions permitted by Section 6.4 or additional jurisdictions set forth in the Annual Statements furnished pursuant to Section 6.1(vii)) lists all of the jurisdictions in which any Significant Insurance Subsidiary holds active Licenses and is authorized to transact insurance business. No such License is the subject of a proceeding for suspension or revocation, there is no sustainable basis for such suspension or revocation, and to the Borrower's best knowledge no such suspension or revocation has been threatened by any Governmental Authority. Schedule "2" also indicates the type or types of insurance in which each such Insurance Subsidiary is permitted to engage with respect to each License therein listed. None of the Insurance Subsidiaries transacts any insurance business, directly or indirectly, in any state other than those enumerated in Schedule "2".

                                   ARTICLE VI

                                   COVENANTS
                                   ---------

          During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

          6.1.    Financial Reporting.  The Borrower will maintain, for itself
                  -------------------
and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

          (i) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and the Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

          (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and the Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Chief Financial Officer, Chief Accounting Officer or Treasurer.

          (iii) Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit "G" hereto signed by the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Borrower showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

          (iv) Within 330 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

          (v) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the Chief Financial Officer, Chief Accounting Officer, Treasurer or Vice President of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

          (vi) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and
(b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either the case of either (a) or (b) above, could reasonably be expected to have a Material Adverse Effect.

          (vii) Within 75 days after the close of each fiscal year of each Insurance Subsidiary, copies of the Annual Statement of each of the Insurance Subsidiaries, as certified by the president, secretary and treasurer of and the actuary for each such Insurance Subsidiary and prepared on the NAIC annual statement blanks (or such other form as shall be required by the jurisdiction of incorporation of each such Insurance Subsidiary), all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein and to be certified by independent certified public accountants reasonably acceptable to the Agent if so required by any Governmental Authority.

          (viii) Promptly upon the filing thereof, copies of all Forms 10Q, 10K and 8K which the Borrower or any Subsidiary files with the Securities and Exchange Commission and any Form A and any annual update of Form B which any Insurance Subsidiary files with any insurance commission or department or analogous Governmental Authority, and, together with copies of each Form 10K so furnished, a list of such revisions to Schedule "1", if any, as shall be necessary to cause Schedule "1" to accurately set forth all then existing Significant Subsidiaries of the Borrower, their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries.

          (ix) Promptly upon the Borrower's receipt thereof, copies of reports or valuations prepared by any Governmental Authority or actuary in respect of any action or event which has resulted in the reduction by 5% or more in the capital and surplus of any Insurance Subsidiary.

          (x) Promptly and in any event within ten days after learning thereof, notification of any decrease after the Closing Date in the rating given by A.M. Best & Co. in respect of any Insurance Subsidiary.

          (xi) Such other information (including, without limitation, non-financial information) as the Agent or any Lender may from time to time reasonably request.

          6.2.    Use of Proceeds.  The Borrower will, and will cause each
                  ---------------
Subsidiary to, use the proceeds of the Advances (i) for general corporate purposes, including, without limitation, the repayment of Indebtedness and (ii) to finance Permitted Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

          6.3.    Certain Notices.  The Borrower will give prompt notice in
                  ---------------
writing to the Agent and the Lenders of (i) the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, relating specifically to the Borrower which could reasonably be expected to have a Material Adverse Effect, (ii) the receipt of any notice from any Governmental Authority of the expiration without renewal, revocation or suspension of, or the institution of any proceedings to revoke or suspend, any License now or hereafter held by any Insurance Subsidiary which is required to conduct insurance business in compliance with all applicable laws and regulations, other than such expiration, revocation or suspension which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect,
(iii) the receipt of
any notice from any Governmental Authority of the institution of any disciplinary proceedings against or in respect of any Insurance Subsidiary, or the issuance of any order, the taking of any action or any request for an extraordinary audit for cause by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or
(iv) any judicial or administrative order limiting or controlling the insurance business of any Insurance Subsidiary (and not the insurance industry generally) which has been issued or adopted and which could reasonably be expected to have a Material Adverse Effect. Any such notice shall state that it is given pursuant to this Section 6.3.

          6.4.    Conduct of Business.  The Borrower will, and will cause each
                  -------------------
Significant Subsidiary to, do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The Borrower will cause each Significant Insurance Subsidiary to (i) carry on or otherwise be associated with the business of a licensed insurance carrier and
(ii) do all things necessary to renew, extend and continue in effect all Licenses which may at any time and from time to time be necessary for such Significant Insurance Subsidiary to operate its insurance business in compliance with all applicable laws and regulations; provided, however, that any such
                                          --------  -------
Significant Insurance Subsidiary may withdraw from one or more states as an admitted insurer or change the state of its domicile, if such withdrawal or change is in the best interests of the Borrower and such Significant Insurance Subsidiary and could not reasonably be expected to have a Material Adverse Effect.

          6.5.    Taxes.  The Borrower will, and will cause each Subsidiary to,
                  -----
pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

          6.6.    Insurance.  The Borrower will, and will cause each Subsidiary
                  ---------
to, maintain with financially sound and reputable insurance companies insurance on all or substantially all of its Property, or shall maintain self-insurance, in such amounts and covering such risks as is consistent with sound business practice for Persons in substantially the same industry as the Borrower or such Subsidiary, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

          6.7.    Compliance with Laws.  The Borrower will, and will cause each
                  --------------------
Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

          6.8.    Maintenance of Properties.  The Borrower will, and will cause
                  -------------------------
each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to so maintain, preserve, protect and repair could not reasonably be expected to have a Material Adverse Effect.

          6.9.    Inspection.  The Borrower will, and will cause each Subsidiary
                  ----------
to, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers upon reasonable notice and at such reasonable times and intervals as the Lenders may designate.

          6.10.  Merger.  The Borrower will not, nor will it permit any
                 ------
Subsidiary to, merge or consolidate with or into any other Person, except that
(i) a Subsidiary may merge with the Borrower or a Wholly-Owned Subsidiary and
(ii) the Borrower and any Subsidiary may merge or consolidate with or into any other Person provided that the Borrower or such Subsidiary shall be the continuing or surviving corporation and, after giving effect to such merger or consolidation, no Default or Unmatured Default shall exist.

          6.11.  Sale of Assets.  The Borrower will not, nor will it permit any
                 --------------
Subsidiary to, lease, sell or otherwise dispose of all or a Substantial Portion of its Property (exclusive of Investments sold in the ordinary course of business) to any other Person(s) in any calendar year.

          6.12.  Sale and Leaseback.  The Borrower will not, nor will it permit
                 ------------------
any Subsidiary to, sell or transfer a Substantial Portion of its Property in order to concurrently or subsequently lease as lessee such or similar Property.

          6.13.  Investments and Acquisitions.  The Borrower will not make, and
                 ----------------------------
will not permit any Subsidiary to make, any Acquisitions except Permitted Acquisitions.

          6.14.  Liens.  The Borrower will not, nor will it permit any
                 -----
Subsidiary to, create, incur, or suffer to exist any Lien in, of or on its Property other than Liens securing in the aggregate not more than $100,000,000 of Indebtedness.

          6.15.  Consolidated Net Worth.  The Borrower will maintain at all
                 ----------------------
times Consolidated Net Worth equal to not less than the sum of (i) $1,500,000,000 plus (ii) 25% of the Borrower's Consolidated Net Income, if positive, for each fiscal quarter ending after June 30, 1996.

          6.16.  Ratio of Consolidated Indebtedness to Consolidated
                 --------------------------------------------------
Capitalization.  The Borrower will maintain at all times a ratio of Consolidated
--------------
Indebtedness to Consolidated Capitalization of not greater than .5 to 1.0.

          6.17.  Ratio of Consolidated Adjusted Net Income to Consolidated
                 ---------------------------------------------------------
Interest Expense.  The Borrower will maintain, as at the last day of each fiscal
----------------
quarter, a ratio of (i) Consolidated Adjusted

Net Income to (ii) Consolidated Interest Expense, in each case calculated for the four fiscal quarters then ending, of not less than 2.5 to 1.0.

          6.18.  Affiliates.  The Borrower will not, and will not permit any
                 ----------
Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate (other than a Wholly-Owned Subsidiary) except (i) any such transactions, payments or transfers with or to such Affiliates as are made in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction and (ii) any such other transactions, payments or transfers with or to such Affiliates as could not reasonably be expected to have a Material Adverse Effect.

          6.19  Series A Preferred Securities.  The Borrower will not, and will
                -----------------------------
not permit Torchmark Capital L.L.C. to, declare or pay dividends or distributions on, or redeem, purchase or otherwise acquire, the Series A Preferred Securities or any portion thereof if, after giving effect thereto, a Default or Unmatured Default would exist.

                                  ARTICLE VII

                                    DEFAULTS
                                    --------

          The occurrence of any one or more of the following events shall constitute a Default:

          7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false or misleading on the date as of which made.

          7.2. Nonpayment of any principal of any Note when due, or nonpayment of any interest upon any Note or of any facility fee or other obligations under any of the Loan Documents within five days after the same becomes due.

          7.3. The breach by the Borrower of any of the terms or provisions of Section 6.2, 6.3, 6.10, 6.11, 6.12, 6.13, 6.15, 6.16, 6.17 or 6.19; or the
breach by the Borrower of any of the terms or provisions of Section 6.14 or 6.18 which is not remedied within ten days after the Borrower learns thereof.

          7.4. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement which is not remedied within twenty days after written notice from the Agent or any Lender.

          7.5. Failure of the Borrower or any of its Subsidiaries to pay when due any Indebtedness in excess of, singly or in the aggregate for all such Subsidiaries, $10,000,000; or the default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity (which default, condition or event, in the case of Velasco, shall continue for at least 30 days beyond any applicable grace period); or any such Indebtedness of the Borrower or any Subsidiary shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

          7.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7 or not pay, or admit in writing its inability to pay, its debts generally as they become due.

          7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

          7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of the Borrower or any of its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion of its Property.

          7.9. The Borrower or any of its Subsidiaries shall fail within 45 days to pay, bond or otherwise discharge any judgment or order for the payment of money, either singly or in the aggregate, in excess of $10,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith.

          7.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $10,000,000 or any Reportable Event shall occur in connection with any Plan.

          7.11. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $500,000 per annum.

          7.12. The Borrower or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any of its Subsidiaries, or any other person of any toxic or hazardous waste or substance into the environment, or any violation of any federal, state or local environmental, health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect.

          7.13. Any Change in Control shall occur.

          7.14. Any License of any Insurance Subsidiary held by such Insurance Subsidiary on the Closing Date or acquired by such Insurance Subsidiary thereafter, the loss of which would have, in the reasonable judgment of the Lenders, a Material Adverse Effect, (i) shall be revoked by a final non-appealable order by the state which shall have issued such License, or any action (whether administrative or judicial) to revoke such License shall have been commenced against such Insurance Subsidiary which shall not have been dismissed or contested in good faith within 30 days of the commencement thereof,
(ii) shall be suspended by such state for a period in excess of 30 days or (iii) shall not be reissued or renewed by such state upon the expiration thereof following application for such reissuance or renewal by such Insurance Subsidiary.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

          8.1.    Acceleration.  If any Default described in Section 7.6 or 7.7
                  ------------
occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

          If, before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Modified Required Lenders (or, in the case of an automatic termination upon the occurrence of a Default under
Section 7.6 or 7.7, all the Lenders), in their sole discretion, shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

          8.2.    Amendments.  Subject to the provisions of this Article VIII,
                  ----------
the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waiving any Default hereunder or thereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender:

          (i) Extend the Termination Date or compromise or forgive the principal amount of any Loan, or reduce the rate of interest or compromise or forgive payment of interest on any Loan, or reduce the amount of any fee payable hereunder.

          (ii) Reduce the percentage specified in the definition of Required Lenders or Modified Required Lenders.

          (iii) Increase the amount of the Commitment of any Lender hereunder, or permit the Borrower to assign its rights under this Agreement.

          (iv) Amend this Section 8.2.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

          8.3.    Preservation of Rights.  No delay or omission of the Lenders
                  ----------------------
or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

          9.1.    Survival of Representations.  All representations and
                  ---------------------------
warranties of the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

          9.2.    Governmental Regulation.  Anything contained in this Agreement
                  -----------------------
to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

          9.3.    Taxes.  Any taxes (excluding federal income taxes on the
                  -----
overall net income of any Lender) or other similar assessments or charges payable or ruled payable by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

          9.4.    Headings.  Section headings in the Loan Documents are for
                  --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

          9.5.    Entire Agreement.  The Loan Documents embody the entire
                  ----------------
agreement and understanding among the Borrower, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent and the Lenders relating to the subject matter thereof other than the Commitment Letter dated August 26, 1996 and that certain fee letter agreement dated August 26, 1996, in each case by and between the Borrower and First Chicago.

          9.6.    Several Obligations; Benefits of this Agreement.  The
                  -----------------------------------------------
respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

          9.7.    Expenses; Indemnification.  The Borrower shall reimburse the
                  -------------------------
Agent for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent and the Lenders, which attorneys may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection of the Obligations or the enforcement of the Loan Documents. The Borrower further agrees to indemnify the Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (collectively, the "indemnified obligations") (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto, but excluding those indemnified obligations arising solely from any Lender's failure to perform its obligations under this Agreement) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except that no indemnified party shall be indemnified for any indemnified obligations arising from its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The obligations of the Borrower under this Section 9.7 shall survive the termination of this Agreement.

          9.8.    Numbers of Documents.  All statements, notices, closing
                  --------------------
documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders. The Agent shall promptly remit same to the Lenders.

          9.9.    Accounting.  Except as provided to the contrary herein, all
                  ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

          9.10.  Severability of Provisions.  Any provision in any Loan Document
                 --------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          9.11.  Nonliability of Lenders.  The relationship between the Borrower
                 -----------------------
and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Borrower by the Agent or the Lenders is for the protection of the Agent and the Lenders and neither the Borrower nor any other Person is entitled to rely thereon. The Borrower agrees that neither the Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any punitive damages in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.

          9.12.  CHOICE OF LAW.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING
                 -------------
A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          9.13.  CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY
                 -----------------------
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION

IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

          9.14.  Confidentiality.  Each Lender agrees to hold any confidential
                 ---------------
information which it may receive from the Borrower pursuant to this Agreement in confidence and for use in connection with this Agreement, including without limitation, for use in connection with its rights and remedies hereunder, except for disclosure (i) to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to, and Affiliates of, that Lender, (iii) to regulatory officials, (iv) as requested pursuant to or as required by law, regulation, or legal process, (v) in connection with any legal proceeding to which that Lender is a party, and (vi) permitted by Section 12.4.

          9.15.  Nonreliance.  Each Lender hereby represents that it is not
                 -----------
relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Loans provided for herein.

          9.16.  WAIVER OF JURY TRIAL.  THE BORROWER, THE AGENT AND EACH LENDER
                 --------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

          9.17.  Disclosure.  The Borrower and each Lender hereby (a)
                 ----------
acknowledge and agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower and its Subsidiaries, including, without limitation, acting as commercial paper dealer or in connection with any securitizations, interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or other relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates.

                                  ARTICLE X

                                   THE AGENT
                                   ---------

          10.1.  Appointment.  The First National Bank of Chicago is hereby
                 -----------
appointed Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this
Article X. The Agent shall not have a fiduciary relationship in respect of the Borrower or any Lender by reason of this Agreement or any other Loan Document.

          10.2.  Powers.  The Agent shall have and may exercise such powers
                 ------
under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Agent.

          10.3.  General Immunity.  Neither the Agent nor any of its directors,
                 ----------------
officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

          10.4.  No Responsibility for Loans, Recitals, etc.  Neither the Agent
                 -------------------------------------------
nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Agent; or (iv) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. Except for notices or reports which the Agent is expressly hereby required to provide to the Lenders, the Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

          10.5.  Action on Instructions of Lenders.  The Agent shall in all
                 ---------------------------------
cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

          10.6.  Employment of Agents and Counsel.  The Agent may execute any of
                 --------------------------------
its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

          10.7.  Reliance on Documents; Counsel.  The Agent shall be entitled to
                 ------------------------------
rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

          10.8.  Agent's Reimbursement and Indemnification.  The Lenders agree
                 -----------------------------------------
to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses not reimbursed by the Borrower under the Loan Documents and incurred by the Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

          10.9.  Notice of Default.  The Agent shall not be deemed to have
                 -----------------
knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders stating that such notice is a "notice of default".

          10.10.  Rights as a Lender.  In the event the Agent is a Lender, the
                  ------------------
Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

          10.11.  Lender Credit Decision.  Each Lender acknowledges that it has,
                  ----------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

          10.12.  Successor Agent.  The Agent may resign at any time by giving
                  ---------------
written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intent to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a
successor Agent.   If the Agent has resigned or been removed and no successor
Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lenders and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a Lender or another commercial bank having capital and retained earnings of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

          10.13.  Agent's Fee.  The Borrower agrees to pay to the Agent, for its
                  -----------
own account, the fees agreed to by the Borrower and the Agent pursuant to that certain letter agreement dated August 26, 1996, or as otherwise agreed from time to time.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS
                            ------------------------

          11.1.  Setoff.  In addition to, and without limitation of, any rights
                 ------
of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

          11.2.  Ratable Payments.  Except for payments received from the Agent
                 ----------------
pursuant to Section 2.10, if any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a proportion greater than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XII

               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
               -------------------------------------------------

          12.1.  Successors and Assigns.  The terms and provisions of the Loan
                 ----------------------
Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (ii) of the immediately preceding sentence, any Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          12.2.  Participations.
                 --------------

          12.2.1.  Permitted Participants; Effect.  Any Lender may, in the
                   ------------------------------
ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          12.2.2.  Voting Rights.  Each Lender shall retain the sole right to
                   -------------
approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, or extends the Termination Date.

          12.2.3.  Benefit of Setoff.  The Borrower agrees that each Participant
                   -----------------
shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. Each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         12.3.  Assignments.
                -----------

          12.3.1.  Permitted Assignments.  Any Lender may, in the ordinary
                   ---------------------
course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents; provided, however, that in the
                                                 --------  -------
case of an assignment to an entity which is not a Lender or an Affiliate of a Lender, such assignment shall be in a minimum amount of $5,000,000 or, if less, the entire amount of its Commitment and Loans. Such assignment shall be substantially in the form of Exhibit "H" hereto or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that the consent of the Borrower shall not be required if, on the date of such assignment, a Default shall have occurred and be continuing. Such consent shall not be unreasonably withheld or delayed.

          12.3.2.  Effect; Effective Date.  Upon (i) delivery to the Agent of a
                   ----------------------
notice of assignment, substantially in the form attached as Exhibit "I" to Exhibit "H" hereto (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that a replacement Note is issued to such transferor Lender and a new Note or, as appropriate, replacement Note, is issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

          12.4.  Dissemination of Information.  The Borrower authorizes each
                 ----------------------------
Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section
9.14 of this Agreement.

          12.5.  Tax Treatment.  If any interest in any Loan Document is
                 -------------
transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.16.

                                  ARTICLE XIII

                                    NOTICES
                                    -------

          13.1.  Giving Notice.  Except as otherwise permitted by Section 2.11
                 -------------
with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be delivered or mailed (or in the case of telegraphic communication, delivered by telecopy or telex) addressed to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if personally delivered or mailed (properly addressed with postage prepaid), shall be deemed given when received; any notice, if transmitted by telecopy or telex, shall be deemed given when transmitted (receipt confirmed by telephone in the case of telecopies and answerback confirmed in the case of telexes).

          13.2.  Change of Address.  The Borrower, the Agent and any Lender may
                 -----------------
each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                  ARTICLE XIV

                                  COUNTERPARTS
                                  ------------

          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent and the Lenders and each party has notified the Agent by telex or telephone, that it has taken such action.

IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.

Commitments                TORCHMARK CORPORATION
-----------


                           By: /s/ Michael J. Klyce
                              --------------------------------

                           Print Name:   Michael J. Klyce

                           Title: Vice President and Treasurer


                           2001 Third Avenue South
                           Birmingham, Alabama  35233

                           Attention:  Mr. Michael J. Klyce
                           Telephone No.: (205) 325-2051
                           Telecopier No.: (205) 325-4157


$40,000,000                THE FIRST NATIONAL BANK OF CHICAGO,
-----------
                           Individually and as Agent


                           By: /s/ Paul T. Schultz
                              ----------------------------------

                           Print Name: Paul T. Schultz

                           Title: Managing Director

                           One First National Plaza
                           Chicago, Illinois  60670

                           Attention: Financial Services Division
                           Telephone No.: (312) 732-7074
                           Telecopier No.: (312) 732-4033
                           Telex No.: 4330253

$26,000,000                AMSOUTH BANK OF ALABAMA
-----------

                           By: /s/ John M. Kettig
                               ------------------------------

                           Print Name:  John M. Kettig

                           Title:  Senior Vice President
                           1900 5th Avenue North - 7th Floor
                           Birmingham, AL  35203

                           Attention:  John M. Kettig
                           Telephone No.:  (205) 326-5240
                           Telecopier No.:  (205) 801-0157

$26,000,000                BANK OF AMERICA ILLINOIS
-----------

                           By: /s/ Dana L. Ragiel
                               ------------------------------

                           Print Name:  Dana L. Ragiel

                           Title:  Vice President

                           231 South LaSalle Street
                           Chicago, IL  60697

                           Attention:  Dana L. Ragiel
                           Telephone No.:  (312) 828-6723
                           Telecopier No.:  (312) 987-0889

$26,000,000                BANK OF MONTREAL
-----------

                           By: /s/ Dan Streiff
                               --------------------------

                           Print Name:  Dan Streiff

                           Title:

                           115 South LaSalle Street
                           Chicago, IL  60697

                           Attention:  Dan Streiff
                           Telephone No.:  (312) 750-3775
                           Telecopier No.:  (312) 750-3783

$26,000,000                THE BANK OF NEW YORK
-----------

                           By: /s/ Michael Barry
                               --------------------------

                           Print Name:  Michael Barry

                           Title: Assistant Treasurer

                           One Wall Street, 17th Floor
                           New York, NY  10286

                           Attention:  Michael Barry
                           Telephone No.:  (212) 635-6460
                           Telecopier No.:  (212) 809-9520

$26,000,000                THE CHASE MANHATTAN BANK
-----------

                           By: /s/ J. David Parker, Jr.
                               --------------------------

                           Print Name:  J. David Parker, Jr.

                           Title:  Vice President

                           One Chase Manhattan Plaza, 4th Floor
                           New York, NY  10081

                           Attention:  J. David Parker, Jr.
                           Telephone No.:  (212) 552-7631
                           Telecopier No.:  (212) 552-3651

$26,000,000                FIRST ALABAMA BANK
-----------

                           By: /s/ Robert Kuhn
                               --------------------------

                           Print Name:  Robert Kuhn

                           Title:  Vice President

                           417 North 20th Street, 2nd Floor
                           Birmingham, AL  35203

                           Attention:  Robert Kuhn
                           Telephone No.:  (205) 326-7104
                           Telecopier No.:  (205) 326-7739

$26,000,000                FLEET NATIONAL BANK
-----------

                           By: /s/ Jeffrey Simpson
                               --------------------------

                           Print Name:  Jeffrey Simpson

                           Title:  Vice President

                           777 Main Street, MSN 250
                           Hartford, CT  06115

                           Attention:  Jeffrey Simpson
                           Telephone No.:  (860) 986-5600
                           Telecopier No.:  (860) 986-1264

$26,000,000                SOUTHTRUST BANK OF ALABAMA
-----------

                           By: /s/ Curtis J. Perry
                               --------------------------

                           Print Name:  Curtis J. Perry

                           Title:  Vice President

                           420 North 20th Street
                           Birmingham, AL  35203

                           Attention:  Curtis J. Perry
                           Telephone No.:  (205) 254-5799
                           Telecopier No.:  (205) 254-5022

$20,000,000                COMPASS BANK
-----------

                           By: /s/ Con Holland
                               --------------------------

                           Print Name:  Con Holland

                           Title:  Vice President

                           15 South 20th Street, 2nd Floor
                           Birmingham, AL  35233

                           Attention:  Con Holland
                           Telephone No.:  (205) 933-3238
                           Telecopier No.:  (205) 933-3926

$20,000,000                UNION BANK OF SWITZERLAND, NEW YORK
-----------                BRANCH


                           By: /s/ Robert Mendeles
                               --------------------------

                           Print Name:  Robert Mendeles

                           Title:  Assistant Vice President

                           By:
                               --------------------------

                           Print Name:

                           Title:

                           299 Park Avenue
                           New York, NY  10171

                           Attention:  Robert Mendeles
                           Telephone No.:  (212) 821-3020
                           Telecopier No.:  (212) 821-4540

$16,000,000                BANQUE NATIONALE DE PARIS
-----------

                           By: /s/ Phil Trusdale
                               --------------------------

                           Print Name:  Phil Trusdale

                           Title:  Vice President

                           By:
                               --------------------------

                           Print Name:

                           Title:

                           499 Park Avenue
                           New York, NY  10022

                           Attention:  Phil Trusdale
                           Telephone No.:  (212) 415-9719
                           Telecopier No.:  (212) 415-9695

$16,000,000                BOATMEN'S NATIONAL BANK
-----------

                           By: /s/ Mike Helak
                               --------------------------

                           Print Name:  Mike Helak

                           Title:  Senior Vice President

                           10th and Baltimore
                           Kansas City, MO  64183

                           Attention:  Mike Helak
                           Telephone No.:  (816) 691-7032
                           Telecopier No.:  (816) 691-7426

$16,000,000                DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
-----------                CAYMAN ISLANDS BRANCH

                           By:
                               --------------------------

                           Print Name:

                           Title:

                           By:
                               --------------------------

                           Print Name:

                           Title:

                           31 West 52nd Street
                           New York, NY  10019

                           Attention:
                           Telephone No.:  (212) 474-8104
                           Telecopier No.:  (212) 474-8108

$16,000,000                DRESDNER BANK AG, NEW YORK BRANCH AND
-----------                GRAND CAYMAN BRANCH

                           By:
                               --------------------------

                           Print Name:

                           Title:

                           By:
                               --------------------------

                           Print Name:

                           Title:

                           75 Wall Street
                           New York, NY  10005-2889

                           Attention:  Lloyd C. Stevens
                           Telephone No.:  (212) 429-2229
                           Telecopier No.:  (212) 429-2524

$16,000,000                MELLON BANK, N.A.
-----------

                           By: /s/ Robert E. Brandenstein
                               --------------------------

                           Print Name: Robert E. Brandenstein
                                       -----------------------

                           Title: Vice President
                                  ---------------

                           One Mellon Bank Center
                           Pittsburgh, PA  15258

                           Attention: Robert E. Brandenstein
                           Telephone No.:  (412) 234-7922
                           Telecopier No.:  (412) 234-8087

$16,000,000                THE SAKURA BANK, LIMITED
-----------

                           By: /s/ Hiroyasu Imanishi
                               --------------------------

                           Print Name: Hiroyasu Imanishi

                           Title:  Vice President and Senior Manager

                           245 Peachtree Center Ave. N.E.
                           Atlanta, GA  30303

                           Attention: Charles Zimmerman
                           Telephone No.:  (404) 521-3111
                           Telecopier No.:  (404) 521-1133

$16,000,000                UMB BANK, N.A.
-----------

                           By: /s/ Jim Sangster
                               --------------------------

                           Print Name:  Jim Sangster

                           Title:  Divisional Executive Vice President

                           1010 Grand Avenue
                           Kansas City, MO  64103

                           Attention:  Jim Sangster
                           Telephone No.:  (816) 860-7919
                           Telecopier No.:  (816) 860-7143